Exhibit 99.2

COLONIAL
PROPERTIES TRUST

Supplemental Financial Highlights

2nd Quarter of 2009

Colonial Properties Trust
TABLE OF CONTENTS

	Overview and Contact Information	3
1.	Financial Highlights	4
2.	Quarterly Earnings Announcement and Financial Statements Consolidated Statements of Income	5
	Funds from Operations (FFO) Reconciliation / Shares	6
	Balance Sheet	7
3.	Multifamily
	Portfolio Statistics	8
	Components of Net Operating Income (NOI)	9
	Capitalized Expenses and Maintenance Expenses	9
	Same Property Comparisons	10
4.	Joint Ventures
	Operating Data / Balance Sheet Data	13
	Investment Summary	14
	Three Month and Six Month Income Summary	15
	Operational Statistics	17
5.	For-Sale Residential Activities	18
6.	Consolidated Data
	Development Pipeline	19
	Debt Summary / Coverage Ratios / Covenants / Market Capitalization	20
	Supplemental Data / Investment Activities	22
7.	Corporate Reconciliations
	Revenues / Expenses / NOI	23
	NOI from Discontinued Operations / EBITDA	25
	SEC Coverage Ratios	26
8.	Appendix
	Multifamily Community Table	27
	Commercial Property Table	30
	Unconsolidated Joint Venture Summary	32
9.	Glossary of Terms	33
Forward Looking Statements
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Estimates of future earnings are, by definition, and certain other statements in this press release, including statements regarding the company’s ability to successfully complete the contemplated Fannie Mae and Freddie Mac financing transactions, the expected impairment charge for the first quarter 2009 and the company’s ability to complete additional senior note repurchases under its repurchase program on favorable terms, may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no liability to update the information in this supplemental package.
The Company refers you to the documents filed by the Company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2008, as may be updated or supplemented in the Company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the Company’s results.
7/17/2009

2Q09	-2-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Colonial Properties Trust (NYSE:CLP) is a multifamily real estate investment trust (REIT) that creates additional value for its shareholders by managing commercial assets through joint venture partnerships and pursuing development opportunities in the Sunbelt region of the United States. With a long history as both a private and a public company, the company has a proven track record in real estate operations and development.
Originally founded in 1970, and headquartered in Birmingham, Alabama, Colonial Properties Trust completed its initial public offering in September 1993. The Company, which is included in the S&P SmallCap 600 Index, is listed on the New York Stock Exchange under the symbol “CLP”.
Our commitment to excellence allows us to successfully serve our residents, clients and customers. Our focus on quality, service, value and integrity enable to us to meet our goal of managing a high quality portfolio that focuses on superior investor returns.
COLONIAL PROPERTIES STRATEGY

Achieve Consistent Long-term Performance through:

• Owning a multifamily portfolio	• Managing multifamily, office, retail and mixed-use properties

• Investing in high growth Sunbelt cities	• Delivering additional income from the taxable REIT subsidiary (TRS)

• Pursuing strategic acquisition, disposition and development opportunities	• Ensuring a strong balance sheet and liquidity position

• Achieving operating excellence
CONTACT INFORMATION

Headquarters	Investor Relations	Transfer Agent
Colonial Properties Trust	Jerry Brewer	Computershare
2101 Sixth Avenue North,	Executive Vice President, Finance	P.O. Box 43010
Suite 750	800-645-3917	Providence, RI 02940-3010
Birmingham, Alabama 35203	704-552-8538 — fax	Inv. Relations: 800-730-6001
205-250-8700		www.computershare.com
205-250-8890 — fax	To receive an Investor Package, please contact:
800-645-3917
www.colonialprop.com	704-643-7970
EQUITY RESEARCH COVERAGE

Barclays	Ross Smotrich	212-526-2306
BMO Capital Markets	Rich Anderson	212-885-4180
Citigroup	Michael Bilerman / David Toti	212-816-1383 / 212-816-1909
Green Street Advisors	Taylor Schimkat	949-640-8780
Keefe, Bruyette & Woods	Steve Swett	212-887-3680
Morgan Keegan	Napoleon Overton / Jason Payne	901-579-4865 / 901-531-3327
Standard & Poor’s Research	Raymond Mathis	212-438-9558
Wells Fargo Securities, LLC	Jeff Donnelly	617-603-4262
GUIDANCE

	FYE 2009 Range
Diluted Earnings per Share	$0.20	$0.50
Plus: Real Estate Depreciation & Amortization	1.75	1.75
Less: Gain on Sale of Operating Properties	—	(0.10)

Total Diluted Funds from Operations (“FFO”) per Share	$1.95	$2.15

Less: Gain on Sale of Development Properties and Land	(0.07)	(0.10)
Gain on Bond or Preferred Stock Repurchases	(0.75)	(0.85)

Operating Funds from Operations per share	$1.13	$1.20

2Q09	-3-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Highlights
Second Quarter 2009
FINANCIAL HIGHLIGHTS

	Three Months Ended		Six Months Ended
($ in 000s, except per share and unit data)	6/30/2009	6/30/2008	6/30/2009	6/30/2008

Total property revenues (1)	$82,498	$83,469	$164,629	$164,382

Multifamily property revenues (1)	75,583	77,946	150,724	154,022
Multifamily property NOI (1)	43,913	47,813	87,465	93,782

Management & leasing fee revenues	3,924	5,151	7,379	10,356

EBITDA (2)	55,102	64,803	114,881	126,044

Net (loss) income
Per share — basic	(0.04)	0.19	0.25	0.49
Per share — diluted	(0.04)	0.19	0.25	0.49

Funds from operations
Per share — basic	0.56	0.57	1.43	1.14
Per share — diluted	0.56	0.56	1.43	1.14

Dividends per share	0.15	0.50	0.40	1.00

Dividends/EPS (diluted) payout ratio	(375.0)%	263.2%	(160.0%)	204.1%
Dividends/FFO (diluted) payout ratio	26.8%	89.3%	28.0%	87.7%

Consolidated interest expense (1)	$22,810	$17,013	$43,242	$34,492
Consolidated interest income (1)	(449)	(1,184)	(750)	(1,976)

Net interest expense (1)	22,361	15,829	42,492	32,516

Pro-rata share of joint venture interest expense	6,131	7,771	12,212	15,712

Principal amortization	243	165	481	364
Preferred dividends & distributions	3,850	3,993	7,734	8,307

Interest coverage ratio (3)	1.9x	2.6x	2.1x	2.5x
Fixed charge coverage ratio (3)	1.7x	2.2x	1.8x	2.1x
Fixed charge w/capitalized interest ratio (3)	1.6x	1.8x	1.7x	1.7x

Multifamily same property NOI increase / (decrease) (4)	(7.5%)	3.2%	(5.4%)	3.4%
(# of apartment homes included)	28,285	27,322	28,285	27,322

	As of	As of
	6/30/2009	12/31/2008

Total assets	$3,094,894	$3,155,169
Total debt	$1,736,497	$1,762,019
Common shares and units, outstanding end of period	58,147	57,269
Share price, end of period	$7.40	$8.33
Preferred shares and units, end of period	$200,281	$200,281
Book equity value, end of period (5)	$1,270,089	$1,272,457
Market equity value, end of period (6)	$430,288	$477,051

Debt to total market capitalization ratio (7)	73.5%	72.2%

Unencumbered real estate assets (at cost) to unsecured debt ratio (7)	219.5%	205.7%

(1)	Represents consolidated properties including amounts classified in discontinued operations. For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	For a reconciliation of EBITDA, see page 25.

(3)	For additional information on these calculations, see page 21.

(4)	Multifamily same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year.

(5)	Includes common shares and units and preferred.

(6)	Includes common shares and units.

(7)	Excludes the Company’s pro-rata share of partially-owned unconsolidated debt.

2Q09	-4-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2009
CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended		Six Months Ended
($ in 000s, except per share data)	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Revenue
Minimum Rent	$70,210	$68,121	$140,447	$134,940
Tenant Recoveries	909	1,320	1,975	2,140
Other Property Related Revenue	10,135	8,934	19,635	17,039
Construction Revenues	315	569	350	8,449
Other Non-Property Related Revenue	3,924	5,151	7,379	10,356

Total Revenue	85,493	84,095	169,786	172,924

Operating Expenses
Operating Expenses:
Property Operating Expenses	22,893	19,996	45,361	39,689
Taxes, Licenses, and Insurance	10,310	9,299	21,288	18,891

Total Property Operating Expenses	33,203	29,295	66,649	58,580

Construction Expenses	315	564	349	7,830
Property Management Expenses	1,683	2,072	3,601	4,313
General and Administrative Expenses	4,525	5,791	8,910	11,568
Management Fee and Other Expenses	3,540	4,346	7,756	7,937
Restructuring Charges	—	—	812	—
Investment and Development (1)	1,319	107	1,484	877
Depreciation	28,276	23,126	56,061	46,378
Amortization	1,199	968	2,071	1,726
Impairment (2)	564	—	1,299	—

Total Operating Expenses	74,624	66,269	148,992	139,209

Income from Operations	10,869	17,826	20,794	33,715

Other Income (Expense)
Interest Expense & Debt Cost Amortization	(23,617)	(18,320)	(45,353)	(37,028)
Gain on Retirement of Debt	16,232	2,730	41,551	8,201
Interest Income	449	1,184	750	1,976
Income (Loss) from Partially-Owned Investments	(628)	2,037	(1,278)	12,307
Gain (Loss) on Hedging Activities	4	(81)	(1,060)	(81)
(Loss) Gain on Sale of Property, net of income taxes of ($21) (Q2) and $3,156 (YTD) in 2009 and $273 (Q2) and $679 (YTD) in 2008	(143)	492	5,238	2,423
Income Taxes and Other	(221)	(109)	2,870	687

Total Other Income (Expense)	(7,924)	(12,067)	2,718	(11,515)

Income from Continuing Operations	2,945	5,759	23,512	22,200

Discontinued Operations
(Loss) Income from Discontinued Operations (2)	(1,288)	2,330	(1,062)	4,713
(Loss) Gain on Disposal of Discontinued Operations, net of income taxes / (benefit) of $44 (Q2) and $70 (YTD) in 2009 and $1,024 (Q2) and $1,023 (YTD) in 2008	(32)	6,958	12	9,858

(Loss) Income from Discontinued Operations	(1,320)	9,288	(1,050)	14,571

Net Income	1,625	15,047	22,462	36,771

Noncontrolling Interest
Continuing Operations
Noncontrolling Interest of Limited Partners	9	(124)	(1,000)	(249)
Noncontrolling Interest in CRLP — Preferred	(1,813)	(1,813)	(3,625)	(3,639)
Noncontrolling Interest in CRLP — Common	135	(270)	(2,258)	(2,329)

Discontinued Operations
Noncontrolling Interest in CRLP — Common	204	(1,632)	93	(2,584)
Noncontrolling Interest of Limited Partners	(26)	129	443	271

Income Attributable to Noncontrolling Interest	(1,491)	(3,710)	(6,347)	(8,530)

Net Income Attributable to Parent Company	134	11,337	16,115	28,241

Dividends to Preferred Shareholders	(2,037)	(2,180)	(4,109)	(4,668)
Preferred Share Issuance Costs, Net of Discount	—	(83)	(5)	(267)

Net (Loss) Income Available to Common Shareholders	$(1,903)	$9,074	$12,001	$23,306

(Loss) Earnings per Share — Basic
Continuing Operations	$(0.02)	$0.02	$0.26	$0.23
Discontinued Operations	(0.02)	0.17	(0.01)	0.26

EPS — Basic	$(0.04)	$0.19	$0.25	$0.49

(Loss) Earnings per Share — Diluted
Continuing Operations	$(0.02)	$0.02	$0.26	$0.23
Discontinued Operations	(0.02)	0.17	(0.01)	0.26

EPS — Diluted	$(0.04)	$0.19	$0.25	$0.49

(1)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(2)	For the three months ended June 30, 2009, the Company recorded a $2.4 million non-cash impairment charge. Of the charge, $0.6 million (presented in “Impairment” in continuing operations) is related to a for-sale residential project currently listed as Held for Sale and the sale of outparcels, and $1.8 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to two multifamily apartment communities currently listed as Held for Sale. For the six months ended June 30, 2009, in addition to the charges described above, the Company recorded a $1.0 million non-cash impairment charge. Of the charge, $0.7 million (presented in “Impairment” in continuing operations) is related to our Noncontrolling Interest in the Craft Farms joint venture and $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project (presented as a part of “(Loss) Income from Discontinued Operations”).

2Q09	-5-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2009
SECOND QUARTER FUNDS FROM OPERATIONS (FFO) RECONCILIATION

	Three Months Ended		Six Months Ended
($ in 000s, except per share data)	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Net (Loss) Income Available to Common Shareholders	$(1,903)	$9,074	$12,001	$23,306
Noncontrolling Interest in CRLP (Operating Ptr Unitholders)	(339)	1,902	2,165	4,913
Noncontrolling Interest in Gain on Sale of Undepreciated Property	—	—	992	—

Total	(2,242)	10,976	15,158	28,219

Adjustments — Consolidated Properties
Depreciation — Real Estate	27,778	23,088	55,186	46,306
Amortization — Real Estate	386	336	728	702
Remove: Gain/(Loss) on Sale of Property, net of Income Tax and Noncontrolling Interest	175	(7,450)	(5,250)	(12,294)
Include: Gain/(Loss) on Sale of Undepreciated Property, net of Income Tax and Noncontrolling Interest	(187)	2,205	3,544	4,130

Total Adjustments — Consolidated	28,152	18,179	54,208	38,844

Adjustments — Unconsolidated Properties
Depreciation — Real Estate	4,449	5,292	9,234	10,441
Amortization — Real Estate	1,638	2,460	3,452	4,818
Remove: Gain/(Loss) on Sale of Property	35	(4,497)	52	(16,793)

Total Adjustments — Unconsolidated	6,122	3,255	12,738	(1,534)

Funds from Operations	$32,032	$32,410	$82,104	$65,529

Income Allocated to Participating Securities	(156)	(264)	(401)	(534)

Funds from Operations Available to Common Shareholders and Unitholders	$31,876	$32,146	$81,703	$64,995

FFO per Share
Basic	$0.56	$0.57	$1.43	$1.14
Diluted	$0.56	$0.56	$1.43	$1.14

Operating FFO:
Funds from Operations	$31,876	$32,146	$81,703	$64,995
Less: Transaction Income
- Development and Land (Gains) Losses	187	(2,205)	(3,544)	(4,130)
- Bond / Preferred Repurchase Gains	(16,232)	(2,647)	(41,546)	(8,124)
- Write-off of OCI as a Result of Bond Repurchases	—	—	1,060	—

Operating FFO	$15,831	$27,294	$37,673	$52,741

Operating FFO per Share
Basic	$0.28	$0.48	$0.66	$0.93
Diluted	$0.28	$0.48	$0.66	$0.93
FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT), means income (loss) before Noncontrolling Interest (determined in accordance with GAAP), excluding gains (losses) from debt restructuring and sales of depreciated property, plus real estate depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO is presented to assist investors in analyzing the Company’s performance. The Company believes that FFO is useful to investors because it provides an additional indicator of the Company’s financial and operating performance. This is because, by excluding the effect of real estate depreciation and gains (or losses) from sales of properties (all of which are based on historical costs which may be of limited relevance in evaluating current performance), FFO can facilitate comparison of operating performance among equity REITs. FFO is a widely recognized measure in the Company’s industry.
The Company defines Operating FFO as FFO excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares. The Company believes Operating FFO is an important supplemental measure because it provides a measure of operating performance. While land and development gains or the repurchase of debt/preferred shares are components of our current business plan, the timing and amount of these transactions can vary significantly between periods.
The Company’s method of calculating FFO and Operating FFO may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. Neither FFO nor Operating FFO should be considered (1) as an alternative to net income (determined in accordance with GAAP), (2) as an indicator of financial performance, (3) as cash flow from operating activities (determined in accordance with GAAP) or (4) as a measure of liquidity nor is it indicative of sufficient cash flow to fund all of our needs, including our ability to make distributions.
SECOND QUARTER SHARES AND UNITS OUTSTANDING, WEIGHTED

	Three Months Ended		Six Months Ended
(shares and units in 000s)	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Basic
Shares	48,649	46,927	48,427	46,892
Operating Partnership Units (OP Units)	8,729	9,949	8,794	9,980

Total Shares & OP Units	57,378	56,876	57,221	56,872

Dilutive Common Share Equivalents	—	145	—	145

Diluted
Shares	48,649	47,072	48,427	47,037
Total Shares & OP Units	57,378	57,021	57,221	57,017

2Q09	-6-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Financial Statements
Second Quarter 2009
BALANCE SHEET

	As of	As of
($ in 000s)	6/30/2009	12/31/2008
ASSETS
Real Estate Assets
Operating Properties	$2,925,122	$2,873,274
Undeveloped Land & Construction in Progress	293,688	309,010

Total Real Estate, before Depreciation	3,218,810	3,182,284

Less: Accumulated Depreciation	(460,115)	(403,858)
Real Estate Assets Held for Sale, net	142,456	196,284

Net Real Estate Assets	2,901,151	2,974,710

Cash and Equivalents	8,274	9,185
Restricted Cash	31,002	29,766
Accounts Receivable, net	32,559	23,102
Notes Receivable	19,590	2,946
Prepaid Expenses	15,506	5,332
Deferred Debt and Lease Costs	20,525	16,783
Investment in Unconsolidated Subsidiaries	36,446	46,221
Other Assets	29,841	47,124

Total Assets	$3,094,894	$3,155,169

LIABILITIES
Long-Term Liabilities
Unsecured Credit Facility	$191,707	$311,630
Notes and Mortgages Payable	1,544,790	1,450,389

Total Long-Term Liabilities	1,736,497	1,762,019

Other Liabilities	88,308	120,693

Total Liabilities	1,824,805	1,882,712

REDEEMABLE NONCONTROLLING INTEREST & EQUITY

Redeemable Common Units	119,308	124,848

Preferred Shares and Units, at Liquidation Value
Series B 7 1/4%, Preferred Units	100,000	100,000
Series D 8 1/8%, Preferred Shares	100,281	100,281

Total Preferred Shares and Units, at Liquidation Value	200,281	200,281

Common Equity, including Noncontrolling Interest in Operating Partnership	950,500	947,328

Total Equity, including Noncontrolling Interest	1,270,089	1,272,457

Total Liabilities and Equity	$3,094,894	$3,155,169

Certain prior year numbers have been reclassed to conform to current year presentation.
SHARES & UNITS OUTSTANDING, END OF PERIOD

	As of	As of
(shares and units in 000s)	6/30/2009	12/31/2008
Basic
Shares	49,439	48,546
Operating Partnership Units (OP Units)	8,708	8,861

Total Shares & OP Units	58,147	57,407

2Q09	-7-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Portfolio Statistics
Second Quarter 2009
COMMUNITY PORTFOLIO AT JUNE 30, 2009 (In apartment homes)

	Same	Non Same	Wholly	Joint	Stabilized	Completed in	Total	Current
	Property	Property	Owned	Venture (1)	Operating	Lease-Up	Operating	Developments	Total

Atlanta	3,282	—	3,282	72	3,354	—	3,354	—	3,354
Austin	1,910	300	2,210	140	2,350	—	2,350	362	2,712
Birmingham	1,262	—	1,262	203	1,465	—	1,465	—	1,465
Charleston	1,578	—	1,578	—	1,578	—	1,578	—	1,578
Charlotte	3,676	1,189	4,865	—	4,865	—	4,865	—	4,865
Dallas/Fort Worth	4,480	—	4,480	29	4,509	—	4,509	—	4,509
Huntsville	836	—	836	—	836	—	836	—	836
Orlando	1,756	—	1,756	—	1,756	—	1,756	—	1,756
Phoenix	952	—	952	—	952	—	952	—	952
Raleigh	1,964	—	1,964	138	2,102	—	2,102	—	2,102
Richmond	1,700	—	1,700	—	1,700	—	1,700	—	1,700
Savannah	1,149	—	1,149	—	1,149	288	1,437	—	1,437
Other	3,740	380	4,120	262	4,382	—	4,382	380	4,762

Total Portfolio	28,285	1,869	30,154	843	30,997	288	31,285	742	32,027

(1)	Joint venture units shown represents the Company’s pro-rata share of total units. There are 4,246 total units at the Company’s partially-owned apartment communities.

SECOND QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION (2)			PHYSICAL OCCUPANCY (3)
		Total NOI
	Same Property	Incl. JVs at	Jun 30	Mar 31	Dec 31	Sept 30	Jun 30
	Communities	Pro Rata % (4)	2009	2009	2008	2008	2008

Atlanta	12.3%	11.3%	95.5%	94.9%	95.0%	97.2%	97.0%
Austin	6.2%	7.3%	94.4%	94.3%	94.9%	95.8%	96.2%
Birmingham	4.2%	4.3%	95.4%	95.0%	96.7%	97.7%	97.7%
Charleston	5.6%	5.1%	96.4%	96.8%	91.4%	94.6%	95.9%
Charlotte	11.4%	14.6%	93.2%	94.3%	92.9%	95.7%	93.6%
Dallas/Fort Worth	13.8%	12.5%	93.3%	95.2%	95.4%	96.7%	96.3%
Huntsville	3.4%	3.0%	98.1%	96.9%	97.2%	96.7%	97.1%
Orlando	7.6%	6.9%	94.6%	93.8%	94.6%	98.0%	97.1%
Phoenix	4.0%	3.6%	92.8%	95.3%	93.2%	95.3%	96.3%
Raleigh	7.1%	6.8%	93.5%	95.3%	94.6%	96.4%	95.6%
Richmond	6.5%	5.8%	94.0%	95.1%	95.9%	97.0%	96.6%
Savannah	4.9%	6.4%	96.3%	95.0%	91.5%	95.2%	95.0%
Other	13.0%	12.3%	93.4%	92.5%	92.0%	93.8%	95.6%

Total Portfolio	100.0%	100.0%	94.3%	94.6%	94.1%	96.0%	95.9%

Same Property			94.3%	94.7%	94.1%	96.0%	95.9%

(2)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(3)	Occupancy figures include apartment homes held through joint venture investments but exclude condominiums and communities in lease-up or under development. For a detailed occupancy listing by property, see Multifamily Portfolio Occupancy Listing on page 27.

(4)	Based on total NOI from wholly-owned operating communities and the Company’s pro-rata share of total NOI from joint-venture communities.

2Q09	-8-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Components of Property Net Operating Income and Capitalized Expenditures for Multifamily Portfolio
Second Quarter 2009
($ in 000s, except property data and per unit amounts)
COMPONENTS OF PROPERTY NET OPERATING INCOME (1)

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2009	6/30/2008	Change	6/30/2009	6/30/2008	Change

Property Revenues
Same Property Communities (2)	28,285	$68,468	$70,162	$(1,694)	$137,189	$139,509	$(2,320)
Non-Same Property Communities	1,869	4,975	2,891	2,084	9,636	4,865	4,771
Joint Venture Communities (3)	843	2,039	1,956	83	4,037	3,839	198
Development and Lease Up Communities	1,030	1,470	90	1,380	2,516	90	2,426
Dispositions / Other	—	(0)	4,298	(4,299)	2	8,764	(8,762)

Total Property Revenues	32,027	$76,952	$79,397	$(2,445)	$153,380	$157,067	$(3,687)

Property Expenses
Same Property Communities (2)	28,285	$27,646	$26,033	$1,613	$54,996	$52,648	$2,348
Non-Same Property Communities	1,869	2,092	1,243	849	4,190	2,140	2,050
Joint Venture Communities (3)	843	957	977	(20)	1,907	1,902	5
Development and Lease Up Communities	1,030	900	130	770	1,770	159	1,611
Dispositions / Other	—	25	1,823	(1,798)	41	3,681	(3,640)

Total Property Expenses	32,027	$31,620	$30,206	$1,414	$62,904	$60,530	$2,374

Property Net Operating Income
Same Property Communities (2)	28,285	$40,822	$44,129	$(3,308)	$82,192	$86,861	$(4,669)
Non-Same Property Communities	1,869	2,883	1,648	1,235	5,446	2,725	2,721
Joint Venture Communities (3)	843	1,082	979	103	2,130	1,937	193
Development and Lease Up Communities	1,030	571	(40)	611	746	(69)	815
Dispositions / Other	—	(25)	2,474	(2,499)	(39)	5,083	(5,122)

Total Property Net Operating Income	32,027	$45,332	$49,190	$(3,858)	$90,475	$96,537	$(6,062)
CAPITALIZED EXPENDITURES

	Apartment	Three Months Ended			Six Months Ended
	Homes	6/30/2009	6/30/2008	Change	6/30/2009	6/30/2008	Change
Capitalized Expenses
Same Property Communities (2)	28,285	$3,365	$5,527	$(2,162)	$5,788	$9,285	$(3,497)
Non-Same Property Communities	1,869	103	444	(341)	234	678	(444)
Joint Venture Communities	843	94	205	(111)	133	305	(172)
Development and Lease Up Communities	1,030	1	—	1	2	—	2
Dispositions / Other	—	109	38	71	58	303	(245)

Total Property Capitalized Expenses	32,027	$3,672	$6,214	$(2,542)	$6,215	$10,571	$(4,356)

Capitalized Expenses per Unit
Same Property Communities (2)	28,285	$119	$195	$(76)	$205	$328	$(124)
Non-Same Property Communities	1,869	55	238	(182)	125	363	(238)
Joint Venture Communities	843	111	243	(132)	157	362	(205)

Total Per Unit	30,997	$118	$200	$(82)	$201	$341	$(141)

(1)	For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

(2)	The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(3)	Includes the Company’s pro-rata share of apartment homes, revenues, expenses and NOI from partially-owned unconsolidated communities.

2Q09	-9-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Quarter Comparisons
Second Quarter 2009
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE THREE MONTHS ENDED JUNE 30, 2009

		Revenues			Expenses			NOI
	2Q09	2Q08	% Chg	2Q09	2Q08	% Chg	2Q09	2Q08	% Chg

Atlanta	$8,675	$9,063	(4.3%)	$3,671	$3,298	11.3%	$5,003	$5,765	(13.2%)
Austin	4,540	4,695	(3.3%)	2,019	2,097	(3.7%)	2,521	2,598	(3.0%)
Birmingham	2,878	2,842	1.3%	1,153	1,069	7.8%	1,725	1,773	(2.7%)
Charleston	3,777	3,895	(3.1%)	1,482	1,292	14.7%	2,294	2,604	(11.9%)
Charlotte	7,870	7,987	(1.5%)	3,208	3,136	2.3%	4,663	4,851	(3.9%)
Dallas/Fort Worth	10,345	10,645	(2.8%)	4,705	4,569	3.0%	5,641	6,077	(7.2%)
Huntsville	2,105	2,117	(0.6%)	732	711	3.0%	1,373	1,406	(2.3%)
Orlando	5,137	5,334	(3.7%)	2,018	1,808	11.6%	3,119	3,526	(11.6%)
Phoenix	2,405	2,650	(9.3%)	785	782	0.4%	1,620	1,868	(13.3%)
Raleigh	4,685	4,744	(1.2%)	1,793	1,873	(4.3%)	2,893	2,870	0.8%
Richmond	4,291	4,230	1.4%	1,641	1,419	15.6%	2,650	2,811	(5.7%)
Savannah	3,035	2,973	2.1%	1,028	915	12.3%	2,007	2,058	(2.5%)
Other	8,725	8,987	(2.9%)	3,411	3,064	11.4%	5,312	5,922	(10.3%)

Total Same Property (1)	$68,468	$70,162	(2.4%)	$27,646	$26,033	6.2%	$40,822	$44,129	(7.5%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2Q09	2Q08	% Chg	2Q09	2Q08	% Chg

Atlanta	3,282	12.3%	95.5%	97.0%	(1.6%)	$824	$863	(4.5%)
Austin	1,910	6.2%	94.6%	96.2%	(1.6%)	748	753	(0.7%)
Birmingham	1,262	4.2%	95.2%	97.8%	(2.6%)	720	716	0.6%
Charleston	1,578	5.6%	96.4%	95.9%	0.4%	721	764	(5.6%)
Charlotte	3,676	11.4%	93.1%	93.4%	(0.3%)	672	694	(3.2%)
Dallas/Fort Worth	4,480	13.8%	93.3%	96.3%	(3.0%)	728	735	(1.0%)
Huntsville	836	3.4%	98.1%	97.1%	1.0%	745	760	(2.0%)
Orlando	1,756	7.6%	94.6%	97.1%	(2.4%)	926	967	(4.3%)
Phoenix	952	4.0%	92.8%	96.3%	(3.6%)	848	912	(7.0%)
Raleigh	1,964	7.1%	93.6%	95.6%	(2.0%)	740	753	(1.7%)
Richmond	1,700	6.5%	94.0%	96.6%	(2.6%)	788	808	(2.4%)
Savannah	1,149	4.9%	96.3%	95.0%	1.3%	818	816	0.3%
Other	3,740	13.0%	93.5%	95.4%	(1.9%)	751	772	(2.7%)

Total Same Property (1)	28,285	100.0%	94.3%	95.9%	(1.7%)	$760	$781	(2.7%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

2Q09	-10-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Year-to-Date Comparisons
Second Quarter 2009
($ in 000s, except property data amounts)
REVENUES, EXPENSES & NOI FOR THE SIX MONTHS ENDED JUNE 30, 2009

		Revenues			Expenses			NOI
	2009	2008	% Chg	2009	2008	% Chg	2009	2008	% Chg

Atlanta	$17,513	$18,010	(2.8%)	$7,354	$6,732	9.2%	$10,159	$11,277	(9.9%)
Austin	9,139	9,292	(1.6%)	4,118	4,109	0.2%	5,021	5,183	(3.1%)
Birmingham	5,659	5,582	1.4%	2,259	2,143	5.4%	3,400	3,440	(1.1%)
Charleston	7,420	7,744	(4.2%)	2,924	2,691	8.7%	4,496	5,053	(11.0%)
Charlotte	15,841	16,026	(1.2%)	6,445	6,337	1.7%	9,396	9,689	(3.0%)
Dallas/Fort Worth	20,947	21,177	(1.1%)	9,399	9,250	1.6%	11,548	11,927	(3.2%)
Huntsville	4,201	4,159	1.0%	1,465	1,425	2.8%	2,736	2,734	0.0%
Orlando	10,332	10,614	(2.7%)	3,989	3,683	8.3%	6,344	6,932	(8.5%)
Phoenix	4,902	5,334	(8.1%)	1,483	1,664	(10.9%)	3,419	3,670	(6.8%)
Raleigh	9,340	9,371	(0.3%)	3,422	3,600	(4.9%)	5,918	5,772	2.5%
Richmond	8,591	8,428	1.9%	3,261	2,871	13.6%	5,330	5,557	(4.1%)
Savannah	6,005	5,825	3.1%	2,097	1,947	7.7%	3,908	3,878	0.8%
Other	17,299	17,947	(3.6%)	6,780	6,196	9.4%	10,517	11,749	(10.5%)

Total Same Property (1)	$137,189	$139,509	(1.7%)	$54,996	$52,648	4.5%	$82,192	$86,861	(5.4%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2009	2008	% Chg	2009	2008	% Chg

Atlanta	3,282	12.4%	95.5%	97.0%	(1.6%)	$831	$864	(3.8%)
Austin	1,910	6.1%	94.6%	96.2%	(1.6%)	753	751	0.3%
Birmingham	1,262	4.1%	95.2%	97.8%	(2.6%)	721	714	1.0%
Charleston	1,578	5.5%	96.4%	95.9%	0.4%	732	766	(4.5%)
Charlotte	3,676	11.4%	93.1%	93.4%	(0.3%)	680	694	(2.0%)
Dallas/Fort Worth	4,480	14.0%	93.3%	96.3%	(3.0%)	729	730	(0.2%)
Huntsville	836	3.3%	98.1%	97.1%	1.0%	753	757	(0.6%)
Orlando	1,756	7.7%	94.6%	97.1%	(2.4%)	938	967	(3.0%)
Phoenix	952	4.2%	92.8%	96.3%	(3.6%)	863	917	(5.9%)
Raleigh	1,964	7.2%	93.6%	95.6%	(2.0%)	744	746	(0.3%)
Richmond	1,700	6.5%	94.0%	96.6%	(2.6%)	797	802	(0.6%)
Savannah	1,149	4.8%	96.3%	95.0%	1.3%	824	814	1.2%
Other	3,740	12.8%	93.5%	95.4%	(1.9%)	756	771	(1.9%)

Total Same Property (1)	28,285	100.0%	94.3%	95.9%	(1.7%)	$767	$780	(1.7%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.
For the GAAP reconciliation of revenues, expenses and NOI, see page 23 and 24.

2Q09	-11-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Same Property Sequential Quarter Comparisons
Second Quarter 2009
($ in 000s, except property data amounts)
SAME PROPERTY SEQUENTIAL COMPARISON OF REVENUES, EXPENSES & NOI

		Revenues			Expenses			NOI
	2Q09	1Q09	% Chg	2Q09	1Q09	% Chg	2Q09	1Q09	% Chg

Atlanta	$8,675	$8,838	(1.8%)	$3,671	$3,683	(0.3%)	$5,003	$5,156	(3.0%)
Austin	4,540	4,599	(1.3%)	2,019	2,099	(3.8%)	2,521	2,500	0.8%
Birmingham	2,878	2,781	3.5%	1,153	1,106	4.2%	1,725	1,675	3.0%
Charleston	3,777	3,643	3.7%	1,482	1,442	2.8%	2,294	2,201	4.2%
Charlotte	7,870	7,971	(1.3%)	3,208	3,238	(0.9%)	4,663	4,733	(1.5%)
Dallas/Fort Worth	10,345	10,601	(2.4%)	4,705	4,694	0.2%	5,641	5,907	(4.5%)
Huntsville	2,105	2,096	0.4%	732	733	(0.1%)	1,373	1,363	0.7%
Orlando	5,137	5,195	(1.1%)	2,018	1,971	2.4%	3,119	3,225	(3.3%)
Phoenix	2,405	2,497	(3.7%)	785	698	12.5%	1,620	1,799	(9.9%)
Raleigh	4,685	4,655	0.6%	1,793	1,629	10.1%	2,893	3,026	(4.4%)
Richmond	4,291	4,300	(0.2%)	1,641	1,620	1.3%	2,650	2,680	(1.1%)
Savannah	3,035	2,970	2.2%	1,028	1,069	(3.8%)	2,007	1,901	5.6%
Other	8,725	8,575	1.7%	3,411	3,368	1.3%	5,313	5,205	2.1%

Total Same Property (1)	$68,468	$68,721	(0.4%)	$27,646	$27,350	1.1%	$40,822	$41,371	(1.3%)

	Apartment
	Homes	% of NOI	Physical Occupancy			Weighted Average Rental Rate (2)
	Included	Contribution	2Q09	1Q09	% Chg	2Q09	1Q09	% Chg

Atlanta	3,282	12.3%	95.5%	94.9%	0.5%	$824	$839	(1.7%)
Austin	1,910	6.2%	94.6%	94.4%	0.2%	748	758	(1.4%)
Birmingham	1,262	4.2%	95.2%	94.9%	0.2%	720	722	(0.2%)
Charleston	1,578	5.6%	96.4%	96.8%	(0.4%)	721	742	(2.7%)
Charlotte	3,676	11.4%	93.1%	94.5%	(1.4%)	672	687	(2.2%)
Dallas/Fort Worth	4,480	13.8%	93.3%	95.2%	(1.9%)	728	730	(0.3%)
Huntsville	836	3.4%	98.1%	96.9%	1.2%	745	761	(2.2%)
Orlando	1,756	7.6%	94.6%	93.8%	0.9%	926	951	(2.6%)
Phoenix	952	4.0%	92.8%	95.3%	(2.5%)	848	878	(3.5%)
Raleigh	1,964	7.1%	93.6%	95.4%	(1.8%)	740	748	(1.0%)
Richmond	1,700	6.5%	94.0%	95.1%	(1.1%)	788	805	(2.1%)
Savannah	1,149	4.9%	96.3%	95.0%	1.3%	818	830	(1.4%)
Other	3,740	13.0%	93.5%	92.2%	1.3%	751	762	(1.5%)

Total Same Property (1)	28,285	100.0%	94.3%	94.7%	(0.4%)	$760	$773	(1.7%)

(1)	Same-property communities are communities which were owned by the Company and stabilized as of January 1, 2008, as adjusted for dispositions during the year. The 2008 same property data reflects results of the 2009 same property portfolio, as adjusted for dispostions during the year and including straight line rents.

(2)	Weighted average rental rates are the Company’s market rental rates after “loss to lease” and concessions, but before vacancy and bad debt.

2Q09	-12-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Unconsolidated Joint Ventures
($ in 000s)
Joint Venture Operations

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008

OPERATING DATA (1)

Property Revenues
Rental revenues	$17,295	$19,004	$34,897	$38,782
Other property revenues	883	805	1,784	1,741

Total property revenues	18,178	19,809	36,681	40,523

Property Expenses
Property operating and maintenance	4,207	5,264	8,355	10,453
Taxes, license and insurance	2,261	2,409	4,509	4,882

Total property expenses	6,468	7,673	12,864	15,335

Net Operating Income (NOI)	11,710	12,136	23,817	25,188

Other Income (Expenses)
Interest, net	(6,208)	(7,843)	(12,367)	(15,839)
Depreciation and amortization (2)	(6,036)	(6,847)	(12,576)	(14,530)
Other	(59)	94	(100)	695

Total other expenses	(12,303)	(14,596)	(25,043)	(29,674)
(Loss) Gain on sale of properties, net	(35)	4,497	(52)	16,793

Equity in income of joint ventures	$(628)	$2,037	$(1,278)	$12,307

	As of
	6/30/2009	12/31/2008
BALANCE SHEET DATA (3)

Real estate assets, net	$3,089,757	$3,187,826
Other assets, net	284,446	316,443

Total assets	$3,374,203	$3,504,269

Notes payable	$2,669,773	$2,711,059
Other liabilities	143,506	155,812

Total liabilities	2,813,279	2,866,871

Member’s equity	560,924	637,398

Total liabilities and member’s equity	$3,374,203	$3,504,269

Colonial’s equity investment (4)	$36,446	$46,221
Colonial’s pro-rata share of debt	$471,096	$476,313

(1)	Operating data represents the Company’s pro-rata share of revenues, expenses and NOI.

(2)	Includes amortization of excess basis differences for certain joint ventures.

(3)	Balance sheet data reported at 100%.

(4)	Includes distributions in excess of investment balance for certain joint ventures.

2Q09	-13-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Investments in Real Estate Joint Ventures
As of June 30, 2009
(in thousands)

			Gross	Construction	Mortgages		Average	Average
	Number of	Total	Investment in	In	and Notes	Ownership	Interest	Remaining	% Fixed	% Variable
Venture	Properties	Units/GLA	Real Estate (1)	Progress	Payable	Interest	Rate	Term (In Months)	Rate	Rate

MULTIFAMILY
CMS	5	1,548	$119,032	$—	$100,756	21%	4.71%	33	69.00%	31.00%
DRA	4	1,358	106,019	—	70,766	17%	4.92%	10	100.00%	—
Development	1	541	69	6,586	—	25%	—	—	—	—
Other	5	1,340	139,148	5,718	101,964	21%	4.23%	40	50.26%	49.74%

Total Multifamily	15	4,787	$364,268	$12,304	$273,486

COMMERCIAL
DRA/CRT (2)	17	8,405	1,302,225	6,669	940,755	15%	4.18%	14	50.17%	49.83%
DRA/CLP (3)	18	5,236	945,677	—	741,907	15%	5.61%	60	100.00%	—
OZRE (4)	11	2,983	363,545	—	292,292	17%	6.31%	61	100.00%	—
UBS/CLP Mansell	2	689	144,027	8,145	92,690	15%	6.15%	85	100.00%	—
Bluerock	9	1,702	228,166	—	107,540	10%	6.47%	101	100.00%	—
Parkway Place	1	623	89,176	—	57,124	50%	1.31%	12	—	100.00%
Turkey Creek	2	652	104,476	100	76,627	50%	5.44%	86	84.83%	15.17%
Other	5	1,358	120,373	15	87,352	22%	4.50%	29	20.68%	79.32%

Total Commercial	65	21,648	$3,297,665	$14,930	$2,396,287

	80		$3,661,933	$27,234	$2,669,773

(1)	Represents gross investment in real estate at 100% (excluding depreciation).

(2)	As of June 30, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of June 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	As of June 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.
For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

2Q09	-14-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Three Months Ended June 30, 2009
(in thousands)

									Colonial Share of
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	Net Income (Loss)
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sale	Amortization	(Loss)	(1)
MULTIFAMILY
CMS	$3,847	$1,824	$2,024	$1,255	$(46)	$—	$1,112	$(328)	$(63)
DRA	3,203	1,457	1,746	864	39	—	704	143	29
Other	3,274	1,661	1,613	1,081	(8)	—	1,327	(803)	(172)

Total Multifamily	$10,324	$4,942	$5,383	$3,200	$(15)	$—	$3,143	$(988)	$(206)

OFFICE
DRA/CRT (2)	39,166	17,221	21,946	11,671	(658)	—	14,442	(4,337)	(481)
DRA/CLP (3)	27,668	11,174	16,494	10,577	36	—	11,949	(5,996)	(345)
OZRE (4)	8,454	2,302	6,152	4,687	(66)	—	3,969	(2,570)	(212)
UBS/CLP Mansell	3,804	1,320	2,483	1,426	—	—	1,779	(722)	(49)
Bluerock	6,500	2,025	4,475	3,255	19	—	3,097	(1,859)	(84)
Parkway Place	2,610	831	1,779	488	—	—	691	600	417
Turkey Creek	2,878	688	2,190	1,059	(57)	—	1,127	(53)	5
Other	3,395	771	2,624	1,172	246	—	575	1,124	327

Total Commercial	$94,475	$36,332	$58,143	$34,335	$(480)	$—	$37,629	$(13,813)	$(422)

	$104,799	$41,274	$63,526	$37,535	$(495)	$—	$40,772	$(14,801)	$(628)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	As of June 30, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of June 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	As of June 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

2Q09	-15-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Operating Joint Venture Income Summary
Six Months Ended June 30, 2009
(in thousands)

									Colonial Share of
	Total	Operating	Net Operating		Other (Income)	Gain (Loss)	Depreciation &	Net Income	Net Income (Loss)
Venture	Revenues	Expenses	Income	Interest Expense	Expenses	on Sale	Amortization	(Loss)	(1)
MULTIFAMILY
CMS	$7,678	$3,670	$4,008	$2,491	$(54)	$—	$2,227	$(704)	$(130)
DRA	6,417	2,876	3,541	1,739	59	—	1,409	376	(47)
Other	6,435	3,266	3,169	2,145	(16)	—	2,651	(1,642)	(698)

Total Multifamily	$20,530	$9,812	$10,718	$6,375	$(11)	$—	$6,287	$(1,970)	$(875)

COMMERCIAL
DRA/CRT (2)	79,726	34,086	45,640	22,011	(1,777)	—	30,110	(7,770)	(914)
DRA/CLP (3)	56,122	21,740	34,382	21,038	77	—	23,471	(10,050)	(318)
OZRE (4)	17,141	4,580	12,561	9,317	(60)	—	7,798	(4,614)	(339)
UBS/CLP Mansell	7,658	2,684	4,974	2,852	1	—	3,580	(1,458)	(100)
Bluerock	12,963	4,020	8,943	6,489	29	—	6,432	(3,948)	(201)
Parkway Place	5,260	1,737	3,523	981	—	—	1,375	1,167	823
Turkey Creek	5,572	1,288	4,283	2,053	(130)	—	2,144	(45)	40
Other	7,022	2,005	5,017	5,902	3,773	(27)	1,318	1,516	606

Total Commercial	$191,464	$72,140	$119,323	$70,643	$1,913	$(27)	$76,228	$(25,202)	$(403)

	$211,994	$81,952	$130,041	$77,018	$1,902	$(27)	$82,515	$(27,172)	$(1,278)

Results of operations presented represents 100% of the operations for the properties in these joint ventures.
For more information on partially-owned unconsolidated assets, see Appendix pages 27-32.

(1)	Includes amortization or release of excess basis differences and management fee eliminations for certain joint ventures.

(2)	As of June 30, 2009, this joint venture included 17 office properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of June 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; Atlanta, Georgia; Charlotte, North Carolina and Austin, Texas.

(4)	As of June 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas.

2Q09	-16-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Joint Venture Operational Statistics
Second Quarter 2009

	As of
	6/30/2009	6/30/2008

Base rent per square foot — Straight-line
Office
Consolidated	$28.70	$20.81
Unconsolidated	19.76	18.75
Retail (1)
Consolidated	$24.17	$25.16
Unconsolidated	22.70	21.60

Base rent per square foot — Cash
Office
Consolidated	$25.07	$15.44
Unconsolidated	19.33	18.18
Retail (1)
Consolidated	$23.96	$25.43
Unconsolidated	22.32	21.44

	As of
	6/30/2009	6/30/2008

Square Feet (in 000’s)
Office
Consolidated	516	169
Unconsolidated (2)	2,281	2,340
Retail
Consolidated	1,040	672
Unconsolidated (2)	1,035	1,037

(1)	This calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

(2)	Square footage includes the Company’s weighted square-footage for partially-owned unconsolidated properties based on the Company’s ownership percentage. See the Appendix for additional details.
OFFICE LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)	Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	697	5%	$12,859	5%	107	5%	$1,937	4%
2010	1,663	13%	31,377	13%	235	11%	4,499	10%
2011	1,938	15%	37,799	15%	276	13%	5,452	13%
2012	2,702	21%	51,602	21%	390	18%	7,527	17%
2013	1,521	12%	32,496	13%	276	13%	6,124	14%
2014+	4,634	35%	81,155	33%	918	42%	17,778	41%

Total Leased SF	13,154		$247,288		2,203		$43,317
RETAIL LEASE EXPIRATION SCHEDULE

(SF & $ in 000s)		Total Assets at 100%				Total Assets at Pro Rata Share
		% of Leased		% of		% of Leased		% of
	SF	SF	Rent	Total	SF	SF	Rent	Total
2009	116	3%	$2,260	3%	36	3%	$667	4%
2010	387	8%	5,337	8%	84	5%	1,307	5%
2011	479	10%	7,834	12%	152	8%	2,912	11%
2012	525	11%	8,118	12%	159	9%	3,161	12%
2013	319	7%	6,260	9%	142	8%	2,867	10%
2014+	2,765	60%	36,892	55%	1,249	68%	17,105	58%

Total Leased SF	4,591		$66,701		1,822		$28,019
OFFICE CAPITAL EXPENDITURES

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$200	$837	$327	$1,017
Tenant Improvements	624	519	1,234	1,098
Leasing Commissions	424	418	802	666
Admin — Division	—	13	—	24

Total	$1,248	$1,787	$2,362	$2,805
Less: Unconsolidated Assets	(1,233)	(1,765)	(2,347)	(2,771)

Total — Consolidated Assets	$15	$22	$15	$34

RETAIL CAPITAL EXPENDITURES

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Capital Expenditures ($ in 000s)
Regular Maintenance	$28	$18	$58	$79
Revenue- Enhancing	21	3	26	21
Tenant Improvements	176	83	234	275
Leasing Commissions	57	39	96	100
Admin — Division	—	4	—	60

Total w/o Acquisition-Related	$282	$146	$414	535
Less: Unconsolidated Assets	(260)	(124)	(381)	(346)

Total — Consolidated Assets	$22	$22	$33	$189

2Q09	-17-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Development and For-Sale Residential Activities
CONDOMINIUM CONVERSION, FOR-SALE RESIDENTIAL AND DEVELOPMENT SALES
For the three and six months ended June 30, 2009, continuing operations includes (losses)/gains on for-sale residential and development sales (before minority interest and income taxes) of ($335,000) and $7.0 million, respectively. For the three and six months ended June 30, 2009, discontinued operations includes gains on condominium conversion, for sale residential and development sales (before minority interest and income taxes) of $174,000 and $243,000, respectively. A summary of revenues and costs of these activities for the three and six months ended June 30, 2009 and 2008 are as follows:

	Three Months Ended		Six Months Ended
($ in 000s)	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Condominium conversion revenues, net	$794	$303	$1,121	$303
Condominium conversion costs	(620)	(301)	(878)	(301)

Gains (losses) on condominium conversion sales, before minority interest and income taxes	174	2	243	2

For-sale residential revenues, net	5,464	6,341	24,698	9,117
For-sale residential costs	(5,568)	(5,767)	(24,823)	(8,510)

Gains (losses) on for-sale residential sales, before minority interest and income taxes	(104)	574	(125)	607

Development revenues, net	—	15,800	30,672	15,800
Development costs (1)	(231)	(13,002)	(23,544)	(11,309)

Gains on development sales, before minority interest and income taxes	(231)	2,798	7,128	4,491

Minority interest	—	—	(992)	—
Provision for income taxes	(44)	(1,243)	(2,873)	(1,383)

Gains on condominium conversions, for-sale residential sales and developments, net of minority interest and income taxes (2)	$(205)	$2,131	$3,381	$3,717

	Three Months Ended		Six Months Ended
	6/30/2009	6/30/2008	6/30/2009	6/30/2008
Condominium Conversion Projects Status
Units Closed in prior periods	1,206	1,197	1,200	1,197
Units Closed in current period	21	2	27	2
Contracted	—	2	—	2
Available Units	—	26	—	26

Total Units	1,227	1,227	1,227	1,227

For-Sale Residential Projects Status
Units Closed in prior periods	273	184	246	170
Units Closed in current period	32	22	59	36
Contracted (3)	38	74	38	74
Available Units / Lots (4)	313	376	313	376

Total Units	656	656	656	656

Notes:

(1)	Amounts recorded during three and six months ended June 30, 2008, include $1,693 related to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The Company recognizes incremental gains on condominium sales in FFO, net of provision for income taxes, to the extent that net sales proceeds, less costs of sales, from the sale of condominium units exceeds the greater of their fair value or net book value as of the date the property is acquired by the Company’s taxable REIT subsidiary.

(3)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(4)	The Company has delayed the development of 141 lots at its Whitehouse Creek development. These undeveloped parcels have been classified as Held for Use, while the 59 completed lots have been classified as Held for Sale.
CONDOMINIUM CONVERSIONS

			Average
			Price of			Under	Remaining
Project	Location	Units	Units Closed	Projected Sell Out	Units Closed	Contract (1)	Units

Azur at Metrowest (2)	Orlando, FL	311	$150,696	SOLD OUT	311	—	—
Capri at Hunter’s Creek (2)	Orlando, FL	250	$192,407	SOLD OUT	250	—	—

		561			561	—	—

RESIDENTIAL FOR-SALE DEVELOPMENT

			Average
			Price of
			Units/Lots			Under	Remaining
Project	Location	Units	Closed	Projected Sell Out	Units Closed	Contract (1)	Units / Lots

For-Sale Residential
Regatta at James Island (2)	Charleston, SC	212	$182,010	3Q09 - 2Q10	169	12	31
Regents Park (Phase I) (2)(3)	Atlanta, GA	23	$1,221,445	SOLD OUT	23	—	—
Grander (2)(4)	Gulf Shores, AL	26	$679,583	2Q10 - 2Q11	12	14	—
Southgate on Fairview (2)	Charlotte, NC	47	$310,826	2Q10 - 2Q11	23	2	22
Metropolitan Midtown (2)	Charlotte, NC	101	$352,181	4Q10 - 2Q11	55	6	40

		409			282	34	93

Lots (5)
Cypress Village (lots) (2)	Gulf Shores, AL	188	$200,000	2Q13 - 2Q14	5	—	183
Whitehouse Creek (lots)	Mobile, AL	59	$62,444	4Q12 - 3Q16	18	4	37

		247			23	4	220

		656			305	38	313

Notes:

(1)	Units under contract are stated as of the end of the quarter. There can be no assurance that condominium units under contract will close.

(2)	During December 2008, the Company recorded a $116.9 million non-cash impairment charge associated with these projects and certain development projects.

(3)	During March 2009, the Company sold the remaining 17 units at this for-sale residential project.

(4)	During June 2009, the Company recorded a $0.5 million non-cash impairment charge on this for-sale residential project.

(5)	Colonial Traditions at Gulf Shores is included as Undeveloped Land. See page 19.

The Company’s expansion into the condominium and for-sale residential markets exposes the Company to new risks and challenges, which if they materialize, could have an adverse impact on the Company’s business, results of operations and financial condition. There can be no assurances of the amount, margin or velocity of future condominium and for-sale residential sales and closings. If market conditions do not improve or if there is further market deterioration, the Company could incur additional impairment charges on projects previously impaired as well as on projects not currently impaired but for which indicators of impairment may exist.

2Q09	-18-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Current Development Pipeline
($ in MMs)

								Development Costs
		Units / SF-in 000s			Start	Compl.	Stab.	Total	Thru
	Location	Total	Deliv’d	Leased	Date	Date	Date	Cost	Q209	After

Multifamily
CG at Desert Vista	Las Vegas, NV	380	248	149	1Q08	3Q09	2Q10	$53.3	$51.4	$1.9
CG at Ashton Oaks	Austin, TX	362	260	206	1Q08	3Q09	1Q10	35.1	34.1	1.0

								$88.4	$85.5	$2.9

Commercial Retail
Colonial Promenade Tannehill (1)	Birmingham, AL	350	n/a	301	1Q07	1Q10	2Q10	$7.1	$2.3	$4.8
Colonial Pinnacle Craft Farms II	Gulf Shores, AL	68	n/a	46	2Q09	2Q10	3Q11	9.9	2.6	7.3

								$17.0	$4.9	$12.1

Total Active Development Projects								$105.4	$90.4	$15.0

Future Development Projects (see below)									$203.3

Total Properties Under Development (per Balance Sheet)									$293.7

Unconsolidated Project (2)
Colonial Pinnacle Turkey Creek III (3)	Knoxville, TN	166	—	116	1Q08	3Q09	3Q09	$14.9	$12.9	$2.0

Notes:

(1)	Total cost and development costs through Q209 have been reduced by $50.2 million (0.3 million square feet), which has already been placed into service. The Company will receive $10.5 million from the city as reimbursement for infrastructure cost.

(2)	Units and square feet for this unconsolidated project are presented at 100%.

(3)	Development costs represent 50% of total development costs, as the Company is a 50% partner in this project.
FUTURE DEVELOPMENT PIPELINE

		Units/	Cost to
	Location	SF-in 000s	Date

Multifamily
CG at Thunderbird	Phoenix, AZ	244	$8.4
CG at Sweetwater	Phoenix, AZ	195	7.3
CG at Azure	Las Vegas, NV	188	7.8
CG at Cityway	Austin, TX	320	5.0
CG at Wakefield	Raleigh, NC	369	7.2
CG at South End	Charlotte, NC	353	12.2
CG at Hampton Preserve	Tampa, FL	486	14.9
CG at Randal Park (1)	Orlando, FL	750	19.2

			$82.0

Commercial Retail
Colonial Promenade Huntsville	Huntsville, AL	111	9.7

Future Development Projects			$91.7

Undeveloped Land & Other Pre-development costs (2)			111.6

Total Future Development Projects			$203.3

Unconsolidated Project
CG at McKinney (3)	Dallas, TX	541	$1.9

(1)	This project is part of a mixed-use development.

(2)	Amount includes $50.2 million of cost associated with commercial / mixed-use land and outparcels and $61.6 million for for-sale residential land.

(3)	Units for this unconsolidated project are presented at 100%. Development costs represent 25% of total development costs, as the Company is a 25% partner in this project.
SIGNIFICANT PROPERTY DISPOSITIONS

				Sales	Cap
	Location	Date	Units/SF	Price	Rate	Remarks
			(SF-000s)	($ mm)	(1)

Retail
Colonial Promenade at Fultondale	Birmingham, AL	Feb-09	369.0	$30.7	8.6

(1)	Represents market cap rate which includes industry standard management fees and capital reserves.

2Q09	-19-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2009
($ in 000s)
QUARTERLY DEBT SUMMARY

	CONSOLIDATED DEBT				WITH UNCONSOLIDATED SUBSID. DEBT
	Debt	%	Avg Int	Wtd Mat’y	Debt	%	Avg Int	Wtd Mat’y
Unsecured/Secured
Unsecured Line of Credit	$191,707	11%	1.4%	3.0	$191,707	9%	1.4%	3.0
Unsecured Other	935,124	54%	6.0%	5.1	935,124	42%	6.0%	5.1
Secured	609,667	35%	5.7%	9.5	1,080,763	49%	5.3%	6.9

Total Debt	$1,736,497	100%	5.4%	6.4	$2,207,594	100%	5.3%	5.8

Fixed/Floating
Fixed Rate Debt	$1,531,278	88%	5.9%	6.8	$1,873,432	85%	5.9%	6.4
Floating Rate Debt — Capped	—	0%	0.0%	0.0	31,275	1%	2.1%	0.3
Floating Rate Debt	205,219	12%	1.5%	3.2	302,886	14%	1.6%	2.4

Total Debt	$1,736,497	100%	5.4%	6.4	$2,207,594	100%	5.3%	5.8

PRINCIPAL DEBT AMORTIZATION SCHEDULE
($ in MMs)
Amortization Schedule includes unconsolidated debt and excludes the Revolving Line of Credit — due June 2012

Weighted Average Interest
Rate on Maturing Debt
(excluding line of credit)

2009	2.33%
2010	5.07%
2011	4.66%
2012	6.78%
2013	6.10%
2014	6.05%
2015	5.39%
2016	6.04%
Thereafter	5.80%

Total	5.73%

LINE OF CREDIT

	12/31/08	06/30/09	Interest Rate	Due

Floating	$311,630	$191,707	1.40%	06/15/12

Total Outstanding on LOC	$311,630	$191,707	1.40%

Notes:
•	In addition to the $675MM LOC, Wachovia has provided a $35MM Cash Management Line.

•	20 Banks participate in the LOC, co-led by Wachovia and Bank of America.

•	The Facility is priced based on the Company’s Senior Unsecured Debt Rating.

•	The interest rate on the LOC is LIBOR + 105 bps, and the facility fee is 20.0 bps.

•	5-Year facility through June 2012.

2Q09	-20-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Debt Summary
As of June 30, 2009
($ in 000s)
PUBLIC RATINGS

			Senior Unsecured		Preferred
			Rating	Outlook	Rating
Fitch Ratings	Sean Pattap	212-908-0642	BB+	Stable	BB-
Moody’s Investor Services	Karen Nickerson	212-553-4924	Ba1	Negative	Ba2
Standard & Poor’s	Beth Campbell	212-438-2415	BB+	Stable	B+
COVERAGE RATIOS

	2Q08	YTD ’08	2Q09	YTD ’09
SEC Coverage Ratios (SEC Reg. S-K, Item 503)

Earnings to Fixed Charges	1.0	1.0	1.2	1.4
Earnings to Fixed Charges & Preferred Share Distributions (1)	0.9	0.9	1.1	1.3

Supplemental Coverage Ratios

Interest Coverage (2)	2.6	2.5	1.9	2.1
Fixed Charge Coverage (3)	2.2	2.1	1.7	1.8
Fixed Charge w/ Cap Int (4)	1.8	1.7	1.6	1.7
See page 26 for a Reconciliation of SEC Coverage Ratios and a Reconciliation of Supplemental Coverage Ratios.
Coverage ratios as calculated by the Company may not be comparable to similarly titled measures used by other companies. Investors are cautioned that these measures should not be taken alone to determine a Company’s financial status.
Notes:

(1)	The deficiency of the ratio of earnings to fixed charges & preferred share distributions for the three and six months ended June 30, 2008 is a result of the classification of operations for assets held for sale and sold as discontinued operations.

(2)	EBITDA/Interest Expense, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(3)	EBITDA/Interest Exp + Pfd Dividends+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.

(4)	EBITDA/Interest Exp+Capitalized Interest+Pfd Div+Debt Prin Repayments, including unconsolidated partnerships and joint ventures. The Company believes this ratio is useful as an additional measure of the Company’ s ability to service debt. Additionally, management uses this ratio to make balance sheet management decisions.
FINANCIAL COVENANTS AND PUBLIC DEBT

	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09	4Q09

Total Debt to Total Assets cannot exceed 60%	53.1%	53.9%	54.3%	53.3%	54.4%	54.2%
Secured Debt to Total Assets cannot exceed 40%	14.7%	14.1%	14.0%	13.8%	22.8%	26.5%
Total Unencumbered Assets to Unsecured Debt must be at least 150%	206.6%	211.5%	219.0%	205.7%	211.2%	219.5%
Consolidated Income Available for Debt Service Charges must be at least 1.50/1	2.4x	2.5x	2.3x	2.3x	2.1x	2.1x

TOTAL MARKET CAPITALIZATION
Consolidated Debt	$1,678,038	$1,748,992	$1,711,802	$1,762,019	$1,741,538	$1,736,497
Unconsolidated Debt	500,940	479,231	476,543	476,314	476,784	471,096

Total Debt	2,178,978	2,228,223	2,188,345	2,238,333	2,218,322	2,207,594
Preferred Stock
7.25% Series B (Units)	100,000	100,000	100,000	100,000	100,000	100,000
8.125% Series D	117,326	102,906	100,281	100,281	100,281	100,281

Total Preferred Stock	217,326	202,906	200,281	200,281	200,281	200,281

Market Equity (Shares & Units)	1,376,069	1,149,729	1,073,535	478,200	218,856	427,326

Total Market Capitalization	$3,772,373	$3,580,858	$3,462,161	$2,916,814	$2,637,459	$2,835,201

Debt / Total Market Capitalization	57.8%	62.2%	63.2%	76.7%	84.1%	77.9%
TOTAL MARKET CAPITALIZATION (W/ SUB): 5-YEAR
TOTAL MARKET CAPITALIZATION (W/ SUB): CURRENT QTR

2Q09	-21-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate — Trends
($ in 000s, except per share data)
SUPPLEMENTAL DATA

	2Q09	2Q08	YTD 09	YTD 08
Consolidated
FFO Gains/(Losses) (net of income taxes & minority interest):
Condo Conversions	$130	$3	$173	$22
For-Sale Residential	(104)	387	(125)	433
Development (1)	(231)	1,741	3,333	3,262
Land / Outparcel Sales	18	74	163	435

Totals	(187)	2,205	3,544	4,152

3rd Party Mgt & Leasing Fee Revenue	3,924	5,151	7,379	10,356
Straight Line Rents	278	784	(123)	817
Percentage Rents	84	155	139	262
Lease Terminations	—	7	—	—
Interest Expense	22,810	17,013	43,242	34,492
Interest Income	449	1,184	750	1,976
Capitalized Interest	827	7,011	3,070	13,348
Debt — Principal Amortization	243	165	481	364
Preferred Dividend Payments	3,850	3,993	7,734	8,307
Preferred Share Issuance Costs, Net of Discount	5	83	5	267
Amortization of Deferred Financing Costs	807	1,267	2,110	2,455
Amortization of Stock Compensation	807	1,228	1,562	2,532
Unconsolidated (2)
Straight Line Rents	243	392	523	894
Interest Expense	6,131	7,771	12,212	15,712
Debt — Principal Reductions	236	100	452	194
Amortization of Deferred Financing Costs	92	139	187	287
Notes:

(1)	Amounts recorded during the six months ended June 30, 2008 include $1,693 related to cost estimates and contingencies resolved for sales transactions recorded during previous periods.

(2)	The unconsolidated revenue and expense data are comprised of the Company’s percentage of the applicable line item, which is calculated in accordance with GAAP, for its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in measuring the Company’s rights to cash flows and debt obligations related to the Company’s unconsolidated partnerships and joint ventures. The Company manages or leases each of its unconsolidated assets. Incorporating unconsolidated data also provides investors with management’s view of evaluating current operating performance and trends.
INVESTMENT ACTIVITY

	2Q09	2Q08	YTD 09	YTD 08
Acquisition of Properties
Multifamily	$—	$—	$—	$18,375
Debt Assumed	—	—	—	—

Acquistions, net	$—	$—	$—	$18,375

Development Expenditures
Multifamily	5,009	29,721	13,441	60,714
Commercial	5,115	60,733	8,719	82,093
For-Sale / Other	323	31,704	10,335	66,597

Total, including subs	10,447	122,158	32,495	209,404
Less: Infrastructure Reimbursement from City/County	(69)	(150)	(1,069)	(150)
Less: Unconsolidated /Other (1)	(559)	(5,718)	(1,091)	(10,825)

Development, Consolidated Assets	$9,819	$116,290	$30,335	$198,429

(1)	Includes items reclassified to other cash flow investing activites.

Proceeds from Sales of Properties, Net of Selling Costs
Multifamily	$—	$81,491	$—	$92,711
Commercial	—	1,620	$30,672	$15,091
For Sale / Projects	6,259	6,644	25,820	11,125
Land and other	694	1,200	2,087	3,428

Total, including subs	6,953	90,955	58,579	122,355
Selling Costs	(853)	(1,947)	(2,902)	(2,583)
Outparcels/Land	(694)	(1,200)	(2,087)	(3,428)
Less: Unconsolidated — net	—	(1,620)	—	(23,716)

Sales, Net — Consolidated Assets	$5,406	$86,188	$53,590	$92,628

The unconsolidated data regarding investment activity, capital expenditures, tenant improvements and leasing commissions set forth herein are calculated in accordance with GAAP, for all of its unconsolidated partnerships and joint ventures. The Company believes this unconsolidated data is useful to investors in evaluating the total cash investing activities of the Company. Typically, the percent of investment activities for its unconsolidated assets must be funded out of current Company cash flows, and therefore, management uses the combined data to make financing and capital decisions.

2Q09	-22-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF REVENUES

	Three Months Ended		Six Months Ended
	2Q09	2Q08	YTD 09	YTD 08
Divisional Total Revenues
Multifamily — Same Property	$68,468	$70,162	$137,189	$139,509
Multifamily — Non-Same Property	9,156	9,915	17,576	18,860
Commerical	23,036	23,183	46,511	46,501

Total Divisional Revenues	100,660	103,260	201,276	204,870

Less: Unconsolidated Revenues — Mfam	(2,041)	(2,131)	(4,041)	(4,347)
Less: Unconsolidated Revenues — Commercial	(16,121)	(17,660)	(32,606)	(36,141)
Discontinued Operations	(1,244)	(5,094)	(2,572)	(10,262)
Construction Revenues	315	569	350	8,449
Unallocated Corporate Rev	3,924	5,151	7,379	10,356

Cons. Rev, adj -’08 Disc Ops	85,493	84,095	169,786	172,925

Add: Add’l Disc Ops Rev, post filing	—	(4,733)	—	(9,494)

Total Consol. Rev, per 10-Q / K	$85,493	$79,362	$169,786	$163,431

RECONCILIATION OF EXPENSES

	2Q09	2Q08	YTD 09	YTD 08
Divisional Total Expenses
Multifamily — Same Property	$27,646	$26,033	$54,996	$52,648
Multifamily — Non-Same Property	5,025	5,235	10,233	9,815
Commerical	8,280	8,055	16,695	16,183

Total Divisional Expenses	40,951	39,323	81,924	78,646

Less: Unconsolidated Expenses — Mfam	(1,001)	(1,135)	(1,970)	(2,224)
Less: Unconsolidated Expenses — Commerical	(6,006)	(6,534)	(11,920)	(13,109)
Discontinued Operations	(2,541)	(2,359)	(3,503)	(4,733)
Impairment — Discontinued Operations (1)	1,800	—	2,118	—

Total Property Operating Exp	33,203	29,295	66,649	58,580
Construction Expenses	315	564	349	7,830
Property Management Exp	1,683	2,072	3,601	4,313
General & Administrative Exp	4,525	5,791	8,910	11,568
Management Fee and Other Exp	3,540	4,346	7,756	7,937
Restructure Charges	—	—	812	—
Investment and Development (2)	1,319	107	1,484	877
Impairment (1)	564	—	1,299	—
Depreciation	28,276	23,126	56,061	46,378
Amortization	1,199	968	2,071	1,726

Cons. Exp, adj -’08 Disc Ops	74,624	66,269	148,992	139,209

Add: Add’l Disc Ops Exp,post filing	—	(1,589)	—	(4,371)

Total Consol. Exp, per 10-Q / K	$74,624	$64,680	$148,992	$134,838

Notes on following page.

2Q09	-23-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF NOI

	2Q09	2Q08	YTD 09	YTD 08
Divisional Total NOI
Multifamily — Same Property	$40,822	$44,129	$82,193	$86,861
Multifamily — Non-Same Property	4,131	4,680	7,343	9,045
Commercial	14,756	15,128	29,816	30,318

Total Divisional NOI	59,709	63,937	119,352	126,224

Less: Unconsolidated NOI — Mfam	(1,040)	(996)	(2,071)	(2,124)
Less: Unconsolidated NOI — Off	(10,115)	(11,126)	(20,686)	(23,032)
Discontinued Operations	1,297	(2,735)	931	(5,529)
Impairment — Discontinued Operations (1)	(1,800)	—	(2,118)	—
Unallocated Corporate Rev	3,924	5,151	7,379	10,356
Construction NOI	—	5	1	619
Property Management Exp	(1,683)	(2,072)	(3,601)	(4,313)
General & Administrative Exp	(4,525)	(5,791)	(8,910)	(11,568)
Management Fee and Other Exp	(3,540)	(4,346)	(7,756)	(7,937)
Restructure Charges	—	—	(812)	—
Investment and Development (2)	(1,319)	(107)	(1,484)	(877)
Impairment (1)	(564)	—	(1,299)	—
Depreciation	(28,276)	(23,126)	(56,061)	(46,378)
Amortization	(1,199)	(968)	(2,071)	(1,726)

Income from Operations	10,869	17,826	20,794	33,715
Total Other (Expense) Income	(7,924)	(12,067)	2,718	(11,515)

Income from Contin’g Ops (3)	2,945	5,759	23,512	22,200

Disc Ops	—	(3,144)	—	—
08 & 09 Disc Ops Other Inc(Exp)	—	2,880	—	—

Inc from Cont (3), per 10-Q / K	$2,945	$5,495	$23,512	$22,200

Notes:
(1)	For the three months ended June 30, 2009, the Company recorded a $2.4 million non-cash impairment charge. Of the charge, $0.6 million (presented in “Impairment” in continuing operations) is related to a for-sale residential project currently listed as Held for Sale and the sale of outparcels, and $1.8 million (presented as a part of “(Loss) Income from Discontinued Operations”) is related to two multifamily apartment communities currently listed as Held for Sale. For the six months ended June 30, 2009, in addition to the charges described above, the Company recorded a $1.0 million non-cash impairment charge. Of the charge, $0.7 million (presented in “Impairment” in continuing operations) is related to our Noncontrolling Interest in the Craft Farms joint venture and $0.3 million is related to the sale of the remaining 17 units at the Regents Park for-sale residential project (presented as a part of “(Loss) Income from Discontinued Operations”).

(2)	Reflects costs incurred related to abandoned pursuits. Abandoned pursuits are volatile and therefore may vary between periods.

(3)	(Loss)/Income from Continuing Operations before extraordinary items, minority interest and discontinued operations. Adjustments for additional discontinued operations have restated prior periods in accordance with FAS 144.
QUARTERLY DATA FOR THE THREE MONTHS ENDED JUNE 30, 2009 AND 2008

	2Q09	2Q08	YTD 09	YTD 08
Assets Sold
Revenue from assets sold	$8	$4,142	$68	$8,360
Expenses from assets sold	194	1,816	274	3,617

NOI from assets sold	(186)	2,326	(206)	4,743

Assets Held for Sale
Revenue from assets held for sale	1,236	952	2,504	1,902
Expenses from assets held for sale	2,347	543	3,229	1,116

NOI from assets held for sale	(1,111)	409	(725)	786

Assets sold, not classified in discontinued operations
Revenue from assets sold	(27)	1,186	226	1,746
Expenses from assets sold	58	160	204	395

NOI from assets sold	$(85)	$1,026	$22	$1,351

ASSETS HELD FOR SALE

Total
Cost
Multifamily assets (1)	$15.4
Commercial assets (1)(2)	54.0
For-Sale Residential (1)	73.1

Total Assets Held For Sale (per Balance Sheet)	$142.5

(1)	During 2008, the Company recorded a $116.9 million non-cash impairment charge. Total cost includes $100.4 million of the non-cash impairment charge related to assets currently classified as Held for Sale.

(2)	Includes Nord du Lac retail development. The Company is evaluating various alternatives with this development as a result of current economic conditions.

2Q09	-24-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
NOI FROM DISCONTINUED OPERATIONS
NOI as reported by the Company does not include results from discontinued operations (i.e., assets sold or held for sale as of June 30, 2009). A reconciliation of NOI from properties sold or held for sale to net income for these properties is as follows:

	2Q09	2Q08	YTD 09	YTD 08

(Loss)/Income from discontinued operations	$(1,288)	$2,330	$(1,062)	$4,713
Interest (income) expense, net	—	(40)	—	(81)
Depreciation and amortization expenses	(9)	445	131	897

(NOL)/NOI from discontinued operations	$(1,297)	$2,735	$(931)	$5,529

(NOL)/NOI from assets sold	(186)	2,326	(206)	4,743
(NOL)/NOI from assets held for sale	(1,111)	409	(725)	786

(NOL)/NOI from discontinued operations	$(1,297)	$2,735	$(931)	$5,529

EBITDA RECONCILIATION

	2Q09	2Q08	YTD 09	YTD 08
Net (Loss) Income to Common S/H	$(1,903)	$9,074	$12,001	$23,306

Consolidated
Minority Interest	(339)	1,902	2,165	4,913
(Inc)/Loss — Uncons. Assets	628	(2,037)	1,278	(12,307)
Preferred Dividends	3,850	3,993	7,734	8,307
Preferred Share Issuance Costs	—	83	5	267
Interest Expense	22,810	17,013	43,242	34,492
(Gain)/Loss on Retirement of Debt	(16,232)	(2,730)	(41,551)	(8,201)
Income Tax Expense	244	1,408	356	1,999
Depreciation & Amortization	30,273	25,806	60,372	50,268
Loss/(Gain) on Sale (Cont & Disc)	152	(8,747)	(8,476)	(13,983)
(Loss)/Gain — Undeprec Property (1)	(165)	3,502	7,532	5,821
Impairment (2)	2,364	—	3,417	—
Amortization of Stock Based Compensation Expense	807	1,228	1,562	2,532

EBITDA from Consolidated Props	42,489	50,495	89,637	97,414

Unconsolidated
Reverse: Inc/(Loss) — Uncons.	(628)	2,037	(1,278)	12,307
Preferred Dividends	134	141	281	208
Interest Expense	6,131	7,771	12,212	15,712
Depreciation & Amortization	6,941	8,856	13,977	17,196
Loss/(Gain) on Sale of Prop	35	(4,497)	52	(16,793)

EBITDA	$55,102	$64,803	$114,881	$126,044

(1)	The Company includes the effects of undepreciated real estate (e.g. land, outparcels and condominium units) in EBITDA, as this is a recurring source of cash.

(2)	Includes non-cash impairment charge from continuing and discontinued operations.
EBITDA is defined as earnings before interest, taxes, depreciation and amortization (“EBITDA”), including the effects of the Company’s percentage ownership of its unconsolidated partnerships and joint ventures; the calculation also excludes the effects of gains (losses) from depreciated property. The Company believes EBITDA is useful to investors as an indicative measure of operating performance due to the significant long-lived real estate exposure and because it can be used to measure the Company’s ability to service debt, fund capital expenditures and expand its business. However, EBITDA should not be considered an alternative to net income, operating profit, cash flow from operations or any other operating or liquidity performance measure prescribed by GAAP. In addition, EBITDA as calculated by the Company, may not be comparable to similarly titled measures used by other companies. Investors are cautioned that the items adjusted to Net Income to Common Shareholders are significant components in understanding and assessing the Company’s financial performance.

2Q09	-25-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Corporate Reconciliations
($ in 000s, except per share data)
RECONCILIATION OF SEC COVERAGE RATIOS

	2Q09	2Q08	YTD 09	YTD 08
Earnings
Net (Loss) Income (before preferred shares)	$134	$11,337	$16,115	$28,241
Discontinued Operations:
(Income)/Loss from Discontinued Operations	1,288	(2,330)	1,062	(4,713)
Noncontrolling Interest in CRLP	(204)	1,632	(93)	2,584
(Gains)/Losses on Disposal of Discontinued Operations, net of income taxes	32	(6,958)	(12)	(9,858)
Noncontrolling Interest of Limited Partners	26	(129)	(443)	(271)
CRLP Noncontrolling Interest — Common U/H	(135)	270	2,258	2,329
(Gains)/Losses from Sales of Property, net of income taxes	143	(492)	(5,238)	(2,423)
Noncontrolling Interest of Limited Partners	(9)	124	1,000	249
Income Taxes and Other	221	109	(2,870)	(687)
(Income)/Loss from Unconsolidated Entities	628	(2,037)	1,278	(12,307)

	2,124	1,526	13,057	3,144
Amortization of Interest Capitalized	945	900	1,845	1,800
Capitalized Interest	(827)	(7,011)	(3,070)	(13,348)
Distributions from Unconsolidated Entities	3,313	3,817	7,093	7,034
Fixed Charges, from below	26,257	27,104	52,047	53,934

Earnings	31,812	26,336	70,972	52,564

Fixed Charges
Interest Expense	22,810	17,013	43,242	34,492
Capitalized Interest	827	7,011	3,070	13,348
Amortization of Deferred Financing Costs	807	1,267	2,110	2,455
Distrib to Series B Pfd Unitholders	1,813	1,813	3,625	3,639

Total	26,257	27,104	52,047	53,934

Fixed Charges & Preferred Share Distributions
Add: Distrib-Pfd Share Series B & D	2,037	2,180	4,109	4,668

Total	$28,294	$29,284	$56,156	$58,602

RECONCILIATION OF SUPPLEMENTAL COVERAGE RATIOS

	2Q09	2Q08	YTD 09	YTD 08

Interest Coverage Denominator
Interest Expense	$22,810	$17,013	$43,242	$34,492
Interest Expense — Unconsolidated	6,131	7,771	12,212	15,712

Total Interest Expense	28,941	24,784	55,454	50,204

Fixed Charge Denominator
Add: Preferred Dividend Payments	3,850	3,993	7,734	8,307
Debt Principal Amortization	243	165	481	364
Debt Principal Amortortization — Unconsolidated	236	100	452	194

Total Fixed Charges	33,270	29,042	64,121	59,069

Fixed Charge w/ Capitalized Interest Denominator
Add: Capitalized Interest	827	7,011	3,070	13,348

Total Fixed Charges w/ Capitalized Interest	$34,097	$36,053	$67,191	$72,417

2Q09	-26-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2009
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P

PROPERTIES IN MAJOR MARKETS

CG at Huntcliff	Atlanta	GA	1997	20%	358	365	95.8%	$847	$0.84
CG at Berkeley Lake	Atlanta	GA	1998	100%	180	244	96.7%	908	0.67	S
CG at Mount Vernon	Atlanta	GA	1997	100%	213	257	97.2%	1,028	0.85	S
CG at River Oaks	Atlanta	GA	1992	100%	216	276	96.3%	844	0.66	S
CG at River Plantation	Atlanta	GA	1994	100%	232	310	96.6%	867	0.65	S
CG at Sugarloaf	Atlanta	GA	2002	100%	250	329	97.2%	861	0.66	S
CG at McGinnis Ferry	Atlanta	GA	1997	100%	434	509	94.2%	844	0.72	S
CG at Barrett Creek	Atlanta	GA	1999	100%	332	310	95.8%	767	0.82	S
CG at McDaniel Farm	Atlanta	GA	1997	100%	425	451	92.7%	771	0.73	S
CG at Shiloh	Atlanta	GA	2002	100%	498	533	96.2%	803	0.75	S
CG at Pleasant Hill	Atlanta	GA	1996	100%	502	502	95.0%	747	0.75	S

Total		11	11.6 Years		3,640	4,086	95.5%	825	0.73

Same Property		10	11.6 Years		3,282	3,722	95.5%	824	0.73

Cunningham	Austin	TX	2000	20%	280	258	93.9%	753	0.82
CG at Canyon Creek	Austin	TX	2007	25%	336	349	92.3%	802	0.77
CG at Silverado	Austin	TX	2004	100%	238	240	95.4%	767	0.76	S
CG at Silverado Reserve	Austin	TX	2006	100%	256	266	96.1%	842	0.81	S
CV at Quarry Oaks	Austin	TX	1996	100%	533	470	92.7%	700	0.79	S
CV at Sierra Vista	Austin	TX	1999	100%	232	206	96.1%	680	0.77	S
CG at Round Rock	Austin	TX	2006	100%	422	430	95.5%	798	0.78	S
CG at Onion Creek	Austin	TX	2008	100%	300	313	93.7%	924	0.89
CV at Canyon Hills	Austin	TX	1996	100%	229	183	93.4%	709	0.89	S

Total		9	6.6 Years		2,826	2,714	94.4%	772	0.81

Same Property		6	7.8 Years		1,910	1,794	94.6%	748	0.80

The Groves at Riverchase	Birmingham	AL	1996	20%	345	327	95.7%	749	0.79
Colony Woods	Birmingham	AL	1988	10%	414	451	95.7%	693	0.63
CV at Rocky Ridge	Birmingham	AL	1984	15%	226	259	98.7%	683	0.60
CG at Mountain Brook	Birmingham	AL	1987/91	15%	392	393	98.5%	722	0.72
CG at Liberty Park	Birmingham	AL	2000	100%	300	339	98.3%	937	0.83	S
CV at Trussville	Birmingham	AL	1996	100%	376	410	91.8%	716	0.66	S
CV at Inverness	Birmingham	AL	1986/87/90/97	100%	586	508	95.7%	612	0.71	S

Total		7	17.1 Years		2,639	2,687	95.4%	720	0.72

Same Property		3	13.7 Years		1,262	1,257	95.2%	720	0.72

CG at Cypress Cove	Charleston	SC	2001	100%	264	304	97.7%	858	0.74	S
CV at Westchase	Charleston	SC	1985	100%	352	258	97.2%	624	0.85	S
CV at Hampton Pointe	Charleston	SC	1986	100%	304	315	93.4%	732	0.71	S
CG at Quarterdeck	Charleston	SC	1987	100%	230	219	96.1%	835	0.88	S
CV at Waters Edge	Charleston	SC	1985	100%	204	188	97.5%	645	0.70	S
CV at Windsor Place	Charleston	SC	1985	100%	224	213	96.9%	653	0.69	S

Total		6	20.8 Years		1,578	1,497	96.4%	721	0.76

Same Property		6	20.8 Years		1,578	1,497	96.4%	721	0.76

CG at Mallard Creek	Charlotte	NC	2004	100%	252	233	97.2%	783	0.85	S
CG at Beverly Crest	Charlotte	NC	1996	100%	300	279	94.0%	723	0.78	S
CG at Mallard Lake	Charlotte	NC	1998	100%	302	301	93.4%	751	0.75	S
CG at Ayrsley	Charlotte	NC	2009	100%	368	372	88.9%	836	0.83
CV at Chancellor Park	Charlotte	NC	1996	100%	340	327	94.4%	690	0.72	S
CG at Huntersville	Charlotte	NC	2009	100%	250	248	95.6%	794	0.80
CG at University Center	Charlotte	NC	2006	100%	156	167	97.4%	739	0.69	S
CV at Matthews	Charlotte	NC	1990	100%	270	256	95.2%	744	0.79
CG at Matthews Commons	Charlotte	NC	2008	100%	216	205	98.1%	788	0.83
Enclave	Charlotte	NC	2008	100%	85	109	87.1%	1,478	1.16
CV at Meadow Creek	Charlotte	NC	1984	100%	250	230	94.8%	605	0.66	S
Heatherwood	Charlotte	NC	1980	100%	476	439	90.1%	589	0.64	S
CV at Charleston Place	Charlotte	NC	1986	100%	214	172	94.9%	562	0.70	S
CV at Stone Point	Charlotte	NC	1986	100%	192	173	94.8%	658	0.73	S
CV at Greystone	Charlotte	NC	1998/2000	100%	408	387	88.0%	633	0.67	S
CG at Legacy Park	Charlotte	NC	2001	100%	288	301	95.8%	738	0.71	S
CV at Timber Crest	Charlotte	NC	2000	100%	282	273	94.7%	640	0.66	S
CV at South Tryon	Charlotte	NC	2002	100%	216	236	87.0%	694	0.63	S

Total		18	11.1 Years		4,865	4,706	93.2%	714	0.74

Same Property		13	13.7 Years		3,676	3,517	93.1%	672	0.70

2Q09	-27-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2009
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
CG at Bear Creek	Dallas / Fort Worth	TX	1998	100%	436	395	97.0%	839	0.93	S
CV at Willow Creek	Dallas / Fort Worth	TX	1996	100%	478	427	94.1%	775	0.87	S
CV at Shoal Creek	Dallas / Fort Worth	TX	1996	100%	408	382	94.4%	798	0.85	S
CV at Oakbend	Dallas / Fort Worth	TX	1996	100%	426	383	90.4%	744	0.83	S
Brookfield	Dallas / Fort Worth	TX	1984	100%	232	166	89.2%	570	0.80	S
Paces Cove	Dallas / Fort Worth	TX	1982	100%	328	220	90.9%	512	0.76	S
Remington Hills	Dallas / Fort Worth	TX	1984	100%	362	347	93.4%	758	0.79	S
CV at Main Park	Dallas / Fort Worth	TX	1984	100%	192	180	92.7%	772	0.82	S
Summer Tree	Dallas / Fort Worth	TX	1980	100%	232	136	92.7%	505	0.86	S
CV at Vista Ridge	Dallas / Fort Worth	TX	1985	100%	300	237	95.3%	592	0.75	S
CV at Grapevine	Dallas / Fort Worth	TX	1985	100%	450	387	91.1%	706	0.82	S
CV at North Arlington	Dallas / Fort Worth	TX	1985	100%	240	191	94.6%	597	0.75	S
CG at Valley Ranch	Dallas / Fort Worth	TX	1997	100%	396	462	95.2%	1,017	0.87	S
Belterra	Dallas / Fort Worth	TX	2006	10%	288	278	94.8%	844	0.88

Total		14	19.1 Years		4,768	4,191	93.3%	728	0.83

Same Property		13	20.4 Years		4,480	3,912	93.3%	728	0.83

CG at Edgewater I	Huntsville	AL	1990/99	100%	500	543	97.6%	707	0.65	S
CG at Madison	Huntsville	AL	2000	100%	336	355	98.8%	801	0.76	S

Total		2	11.8 Years		836	897	98.1%	745	0.69

Same Property		2	11.8 Years		836	897	98.1%	745	0.69

CG at Heather Glen	Orlando	FL	2000	100%	448	523	97.5%	949	0.81	S
CG at Town Park(Lake Mary)	Orlando	FL	2002	100%	456	535	94.5%	982	0.84	S
CV at Twin Lakes	Orlando	FL	2004	100%	460	418	92.0%	829	0.91	S
CG at Town Park Reserve	Orlando	FL	2004	100%	80	77	96.3%	1,060	1.10	S
CG at Heathrow	Orlando	FL	1997	100%	312	353	94.2%	919	0.81	S

Total		5	7.6 Years		1,756	1,907	94.6%	926	0.85

Same Property		5	7.6 Years		1,756	1,907	94.6%	926	0.85

CG at Scottsdale	Phoenix	AZ	1999	100%	180	202	95.0%	984	0.88	S
CG at OldTown Scottsdale South	Phoenix	AZ	1994	100%	264	265	88.6%	872	0.87	S
CG at OldTown Scottsdale North	Phoenix	AZ	1995	100%	208	206	89.9%	848	0.86	S
CG at Inverness Commons	Phoenix	AZ	2002	100%	300	306	97.0%	745	0.73	S

Total		4	11.5 Years		952	978	92.8%	848	0.83

Same Property		4	11.5 Years		952	978	92.8%	848	0.83

CV at Cary	Raleigh	NC	1995	20%	319	400	87.1%	853	0.68
CG at Research Park (Durham)	Raleigh	NC	2002	20%	370	377	95.7%	771	0.76
CG at Arringdon	Raleigh	NC	2003	100%	320	311	96.6%	758	0.78	S
CG at Patterson Place	Raleigh	NC	1997	100%	252	237	93.7%	797	0.85	S
CG at Crabtree Valley	Raleigh	NC	1997	100%	210	210	92.4%	723	0.72	S
CV at Highland Hills	Raleigh	NC	1987	100%	250	263	94.0%	725	0.69	S
CV at Woodlake	Raleigh	NC	1996	100%	266	255	94.4%	664	0.69	S
CV at Deerfield	Raleigh	NC	1985	100%	204	198	95.6%	730	0.75	S
CG at Trinity Commons	Raleigh	NC	2000/02	100%	462	484	90.7%	762	0.73	S

Total		9	13.1 Years		2,653	2,735	93.5%	745	0.74

Same Property		7	13.9 Years		1,964	1,958	93.6%	740	0.74

Ashley Park	Richmond	VA	1988	100%	272	194	88.6%	717	1.00	S
CR at West Franklin	Richmond	VA	1964/65	100%	332	170	87.0%	771	1.51	S
CV at Hampton Glen	Richmond	VA	1986	100%	232	178	97.4%	822	1.07	S
CV at West End	Richmond	VA	1987	100%	224	156	100.0%	741	1.06	S
CV at Chase Gayton	Richmond	VA	1984	100%	328	311	99.7%	824	0.87	S
CV at Waterford	Richmond	VA	1989	100%	312	289	93.3%	841	0.91	S

Total		6	25.9 Years		1,700	1,299	94.0%	788	1.03

Same Property		6	25.9 Years		1,700	1,299	94.0%	788	1.03

CG at Godley Station I	Savannah	GA	2005	100%	312	337	96.2%	812	0.75	S
CV at Greentree	Savannah	GA	1984	100%	194	165	95.4%	710	0.83	S
CG at Hammocks	Savannah	GA	1997	100%	308	324	96.4%	936	0.89	S
CV at Huntington	Savannah	GA	1986	100%	147	121	95.2%	758	0.92	S
CV at Marsh Cove	Savannah	GA	1983	100%	188	197	97.9%	794	0.76	S

Total		5	18.0 Years		1,149	1,145	96.3%	818	0.82

Same Property		5	18.0 Years		1,149	1,145	96.3%	818	0.82

TOTAL PROPERTIES IN MAJOR MARKETS		96	14.5 Years		29,362	28,842	94.4%	$768	$0.79

Same Property		80	15.3 Years		24,545	23,883	94.4%	$762	$0.78

2Q09	-28-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Multifamily Property Table
As of June 30, 2009
Appendix

					Apartment	Square	Occupancy	Market Rental Rates
Property	MSA	State	Year Built / Avg Age	% Own	Homes	Feet(000s)	Rate	Per Home	Per SF	S-P
PROPERTIES IN OTHER MARKETS

Autumn Park I & II	Greensboro	NC	2001/04	100%	402	404	96.3%	713	0.71	S
Autumn Hill	Charlottesville	VA	1970	100%	425	370	76.2%	$755	$0.87	S
CG at Bellevue	Nashville	TN	1996	100%	349	345	94.8%	876	0.89	S
CG at Brentwood	Nashville	TN	1995	25%	254	287	96.5%	992	0.88
CG at Seven Oaks	Tampa	FL	2004	100%	318	302	97.8%	863	0.91	S
CG at Palma Sola	Sarasota	FL	1992	25%	340	293	94.7%	747	0.87
CG at Lakewood Ranch	Sarasota	FL	1999	100%	288	302	97.6%	952	0.91	S
CG at Wilmington	Wilmington	NC	1998/2002	100%	390	356	97.7%	679	0.74	S
CG at Traditions	Gulf Shores	AL	2007	35%	324	322	97.5%	546	0.55
CV at Greenbrier	Washington DC	VA	1980	100%	258	217	97.3%	887	1.05	S
CV at Harbour Club	Norfolk	VA	1988	100%	213	193	98.1%	823	0.91	S
CV at Pinnacle Ridge	Asheville	NC	1948/85	100%	166	147	96.4%	729	0.82	S
CV at Mill Creek	Winston-Salem	NC	1984	100%	220	210	90.9%	570	0.60	S
CV at Ashford Place	Mobile	AL	1983	100%	168	146	95.8%	622	0.72	S
CV at Tradewinds	Norfolk	VA	1988	100%	284	280	88.7%	813	0.82
CV at Huntleigh Woods	Mobile	AL	1978	100%	233	199	93.6%	547	0.64	S
CV at Cypress Village	Gulf Shores	AL	2009	100%	96	206	94.8%	1,178	0.55
Glen Eagles I & II	Winston-Salem	NC	1990/2000	100%	310	312	91.3%	638	0.63	S

TOTAL PROPERTIES IN OTHER MARKETS		18	18.1 Years		5,038	4,889	93.4%	$762	$0.79

Same Property		13	21.7 Years		3,740	3,501	93.5%	$751	$0.80

THIRD-PARTY MANAGED BUSINESS
Hawthorne Groves	Orlando	FL	2002	0%	328	363	93.6%
Hawthorne Village	Daytona Beach	FL	2006	0%	378	414	96.8%

TOTAL MANAGED		2	5.0 Years		706	777	95.3%

LEASE UP PROPERTIES

CV at Godley Lake	Savannah	GA	2008	100%	288	270	89.2%	838	0.90
Ashton Oaks	Austin	TX	2008	100%	362	308	55.0%	766	0.90
CG at Desert vista	Las Vegas	NV	2008	100%	380	338	38.9%	990	1.11

TOTAL LEASE UP		3	1.0 Years		1,030	915	58.6%	$869	$0.98

TOTAL ALL PROPERTIES		119	14.5 Years		36,136	35,423	94.3%	$767	$0.79

Same Property		93	16.2 Years		28,285	27,385	94.3%	$760	$0.79

Notes:

CG =	Colonial Grand Apartments and CR = Colonial Reserve, Class A; CV = Colonial Village Apartments, Class B

LU =	Properties in lease-up are not included in Occupancy Rate and Rental Rate subtotal and total categories.

S =	Current year same property portfolio: property has been in service for a full calendar year. Partially-owned properties are not included.

2Q09	-29-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2009
Appendix

					Square Feet (000s)
						Anchor	CLP	Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	Owned	Rate	Sq. Foot (1)

CONSOLIDATED PROPERTIES

CC Brookwood Village (Office)	Birmingham	AL	2007	100%	170	—	170	98.9%	$29.25
Town Park 400 (Office)	Orlando	FL	2008	100%	176	—	176	LU	LU
Metropolitan Midtown (Office)	Charlotte	NC	2008	100%	170	—	170	83.1%	28.06
Brookwood Village (Retail)	Birmingham	AL	1973/91/2000	100%	605	232	373	90.4%	28.20
Brookwood Convenience Center (Retail)	Birmingham	AL	1974	100%	5	—	5	100.0%	17.74
CP Winter Haven (Retail)	Orlando	FL	1986	100%	286	—	286	93.2%	13.62
CP Tannehill (Retail)	Birmingham	AL	2008	100%	349	127	204	92.0%	20.57
Metropolitan Midtown (Retail)	Charlotte	NC	2008	100%	172	—	172	LU	LU

Total Consolidated		8			1,933	359	1,556	91.5%	$26.53

UNCONSOLIDATED PROPERTIES

DRA/CRT Joint Venture (Office)
Atlanta Chamblee	Atlanta	GA	2000	15%	1,130	—	1,130	90.2%	$20.19
Atlanta Perimeter	Atlanta	GA	1985	15%	182	—	182	62.3%	20.08
Atlantic Center Plaza	Atlanta	GA	2001	15%	501	—	501	92.1%	30.74
Baymeadows Way	Jacksonville	FL	1989/90/98	15%	224	—	224	0.0%	—
Broward Financial Center	Ft.Lauderdale	FL	1986	15%	326	—	326	79.6%	29.49
Charlotte University	Charlotte	NC	1999	15%	183	—	183	86.9%	19.53
Germantown Center	Memphis	TN	1999	15%	536	—	536	80.9%	19.72
Jacksonville Baymeadows	Jacksonville	FL	1999	15%	752	—	752	68.3%	13.79
Jacksonville JTB	Jacksonville	FL	2001	15%	417	—	417	89.9%	13.95
McGinnis Park	Atlanta	GA	2001	15%	202	—	202	66.9%	19.06
Orlando Central	Orlando	FL	1980	15%	625	—	625	72.2%	18.42
Orlando Lake Mary	Orlando	FL	1999	15%	305	—	305	73.1%	16.99
Orlando University	Orlando	FL	2001	15%	386	—	386	85.7%	20.13
Post Oak	Houston	TX	1982	15%	1,201	—	1,201	90.3%	20.75
Ravinia 3	Atlanta	GA	1991	15%	813	—	813	84.5%	16.95
Signature Place	Dallas	TX	1983/86	15%	437	—	437	80.1%	18.63
Westchase	Houston	TX	2000	15%	184	—	184	89.0%	27.90

Totals		17			8,405	—	8,405	80.4%	19.92

Totals (Weighted)		17				—	1,261	80.4%	19.92

DRA/CLP Joint Venture (Office)
901 Maitland	Orlando	FL	1985	15%	158	—	158	62.5%	$20.98
Colonial Center at TownPark	Orlando	FL	2001	15%	658	—	658	95.6%	21.73
Colonial Center at Bayside	Tampa	FL	1988-94/97	15%	213	—	213	64.1%	19.73
Colonal Center at Colonnade	Birmingham	AL	1989/99	15%	419	—	419	98.6%	21.93
Colonial Center Blue Lake	Birmingham	AL	1982-2005	15%	167	—	167	82.1%	20.88
Colonial Center Heathrow	Orlando	FL	1988/96/97/98/99/2000/01	15%	922	—	922	87.2%	19.90
Colonial Place I and II	Tampa	FL	1984/86	15%	371	—	371	84.7%	25.51
Colonial Plaza	Birmingham	AL	1982-99	15%	171	—	171	88.8%	18.37
Colonial TownPark Office — Lifestyle	Orlando	FL	2004	15%	38	—	38	71.3%	24.23
Concourse Center	Tampa	FL	1982-2005/1983-2003	15%	294	—	294	87.2%	20.14
Esplanade	Charlotte	NC	1981-2007	15%	203	—	203	80.7%	19.70
Independence Plaza	Birmingham	AL	1979-2000	15%	106	—	106	96.0%	18.93
International Park	Birmingham	AL	1987/99	15%	211	—	211	93.1%	20.08
The Peachtree	Atlanta	GA	1989	15%	317	—	317	91.0%	24.53
Research Park Plaza III and IV	Austin	TX	2001	15%	358	—	358	79.9%	22.24
Riverchase Center	Birmingham	AL	1985	15%	306	—	306	93.8%	10.67

Totals		16			4,913	—	4,913	87.4%	20.65

Totals (Weighted)		16				—	737	87.4%	20.65

DRA/CLP Joint Venture (Retail)
CP TownPark	Orlando	FL	2005	15%	198	—	198	89.7%	$25.22
Colonial Shops Colonnade	Birmingham	AL	1989/2005	15%	125	—	125	86.9%	18.73

Totals		2			324	—	324	88.6%	21.86

Totals (Weighted)		2					49	88.6%	21.86

2Q09	-30-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Commercial Property Table
As of June 30, 2009
Appendix

					Square Feet (000s)
						Anchor	CLP	Occupancy	Base Rent per
Property	MSA	State	Year Built	% Own	Total	Owned	Owned	Rate	Sq. Foot (1)
Huntsville TIC Joint Venture (Office)
Colonial Center Lakeside	Huntsville	AL	1989/90	10%	122	—	122	100.0%	17.48
Colonial Center Research Park	Huntsville	AL	1999	10%	134	—	134	97.2%	18.52
Colonial Center Research Place	Huntsville	AL	1979/84/88	10%	273	—	273	84.3%	13.52
DRS Building	Huntsville	AL	1972/86/90/2003	10%	215	—	215	100.0%	8.93
Northrop Grumman Building	Huntsville	AL	2007	10%	110	—	110	100.0%	13.76
Perimeter Corporate Park	Huntsville	AL	1986/89	10%	235	—	235	94.2%	18.42
Progress Center	Huntsville	AL	1987/89	10%	222	—	222	97.5%	12.74
Regions Bank Center	Huntsville	AL	1990	10%	154	—	154	95.7%	19.70
Research Park Office Center	Huntsville	AL	1998/99	10%	236	—	236	98.3%	12.65

Totals		9			1,702	—	1,702	95.5%	14.55

Totals (Weighted)		9					170	95.5%	14.55

Colonial Center Mansell Joint Venture (Office)
Colonial Center Mansell Overlook	Atlanta	GA	1987/96/97/2000	15%	653	—	653	93.0%	21.47
Lakeside & Shoppes at Mansell	Atlanta	GA	1996-2005	15%	36	—	36	78.7%	26.10

Totals		2			689	—	689	92.3%	21.67

Totals (Weighted)		2					103	92.3%	21.67

OZRE Joint Venture (Retail)
CP Alabaster	Birmingham	AL	2005	17%	612	393	219	98.2%	$19.18
CP Beechwood	Athens	GA	1963/92/2005	17%	350	—	350	98.7%	19.15
CP Burnt Store	Punta Gorda	FL	1990	17%	95	—	95	87.9%	13.50
CP Hunter’s Creek	Orlando	FL	1993/95	17%	228	—	228	47.0%	21.90
CP Lakewood	Jacksonville	FL	1995	17%	195	—	195	84.5%	14.66
CP Northdale	Tampa	FL	1988/2000	17%	231	55	176	93.6%	17.15
CP Trussville	Birmingham	AL	2000	17%	388	—	388	88.9%	15.44
CP Trussville II	Birmingham	AL	2004	17%	283	225	58	89.2%	18.11
CS Clay	Birmingham	AL	1982/2004	17%	66	—	66	88.3%	13.68
Kingwood Commons	Houston	TX	2003/2004	17%	164	—	164	87.5%	21.81
CP at Portofino	Houston	TX	2000	17%	372	—	372	92.3%	22.32

Totals		11			2,983	672	2,311	87.5%	18.72

Totals (Weighted)		11					395	87.5%	18.72

Other Joint Ventures
Land Title Building (Office)	Birmingham	AL	1975	33%	30	—	30	100.00%	$13.65
Parkway Place (Retail)	Huntsville	AL	1999	50%	623	348	275	92.3%	28.62
CP Hoover (Retail)	Birmingham	AL	2002	10%	381	216	165	93.2%	18.19
CP Madison (Retail)	Huntsville	AL	2000	25%	111	—	111	98.6%	15.35
CP Alabaster II (Retail)	Birmingham	AL	2007	5%	355	226	129	96.8%	27.06
CP Tutwiler II (Retail)	Birmingham	AL	2008	5%	65	—	65	100.0%	13.84
CP Smyrna (Retail)	Smyrna	TN	2008	50%	416	268	148	96.6%	20.39
CP Turkey Creek (Retail)	Knoxville	TN	2005	50%	486	—	486	93.4%	23.31
CP Turkey Creek III (Retail)	Knoxville	TN	2005	50%	166	—	166	LU	LU

Totals		9			2,633	1,057	1,575	94.7%	23.57

Totals (Weighted)		9					602	95.9%	24.27

Total Unconsolidated		66			21,648	1,730	19,918	85.8%	19.73

Total Unconsolidated (Weighted)		66					3,316	86.4%	20.25

THIRD-PARTY MANAGED BUSINESS

International Park 2000 (Office)	Birmingham	AL		0%	130
Colonial Center Heathrow 500 (Office)	Orlando	FL		0%	76
Calico Corner (Retail)	Birmingham	AL		0%	6
Hoover Commons (Retail)	Birmingham	AL		0%	197
Bear Lake (Retail)	Orlando	FL		0%	131
CP Boulevard Square (Retail)	Pembroke Pines	FL		0%	221
CP Deerfield (Retail)	Deerfield Beach	FL		0%	379
CS College Parkway (Retail)	Ft. Myers	FL		0%	79

TOTAL MANAGED		8			1,218

Total Commercial Properties		82			24,798	2,089	21,474	86.2%	$20.00

Total Commercial Properties (Weighted)		82					4,872	87.8%	$21.57

Notes:

LU =	Properties in lease up; these properties are not included in occupancy subtotal or total categories.

(1)	Base rent per square foot amounts are calculated on a straight-line basis in accordance with GAAP. In reference to the Retail properties, this calculation includes tenants occupying less than 10,000 square feet (i.e., excludes anchor tenants). Rental terms for anchor tenants generally are not representative of the larger portfolio.

2Q09	-31-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Additional Corporate Data
As of June 30, 2009
($ in 000s)
UNCONSOLIDATED JOINT VENTURE SUMMARY

	Units/		CLP %	Occupancy
Property	SF-000s		Own	Rate	Sec’d Debt	Equity Invest

CMS Joint Venture I
Colonial Grand at Mountain Brook	392		15%	98.5%	$2,955	$226

CMS Joint Venture II
Colonial Village at Rocky Ridge	226		15%	98.7%	1,669	(488)

CMS Joint Venture III
Colonial Village at Palma Sola	340		25%	94.7%	5,825	(666)

CMS Joint Venture IV
Colonial Grand at Brentwood	254		25%	96.5%	4,805	6

CMS Joint Venture V
Colonial Grand at Canyon Creek	336		25%	92.3%	6,852	568

DRA
Colony Woods	414		10%	95.7%	1,604	795
The Grove at Riverchase	345		20%	95.7%	3,850	1,218
Cunningham	280		20%	93.9%	2,800	837
Colonial Village at Cary	319		20%	87.1%	4,320	1,551

	1,358				12,574	4,401

Other
Colonial Grand at Research Park	370		20%	95.7%	4,533	983
Colonial Grand at Huntcliff	358		20%	95.8%	5,184	1,752
Regents Park (Phase II) (1)	—		40%	—	—	3,407
Colonial Grand at Traditions	324		35%	97.50	11,675	328
Belterra	288		10%	94.8%	2,000	563
Colonial Grand at McKinney (Development)	541		25%	LU	—	1,721

	1,881				23,392	8,754

Total Multifamily	4,787				58,072	12,801

DRA/CRT (2)	8,405		15%	80.4%	141,113	20,276
DRA/CLP (3)	5,236		15%	87.4%	111,286	(13,352)
OZRE (4)	2,983		17%	87.5%	49,992	(8,296)
Huntsville TIC (5)	1,702		10%	95.5%	10,754	(4,170)
Colonial Center Mansell JV	689		15%	92.3%	13,903	480
Parkway Place	623		50%	92.3%	28,562	10,640
Colonial Pinnacle at Turkey Creek	486		50%	93.4%	32,500	3,840
Colonial Pinnacle at Turkey Creek III (Development)	166		50%	LU	5,813	7,199

Other
Land Title Building	30		33%	100.0%	314	142
Colonial Promenade Madison	111		25%	98.6%	—	2,145
Colonial Promenade Hoover	381		10%	93.2%	1,621	67
Colonial Promenade Smyrna	416		50%	96.6%	15,098	3,011
Colonial Promenade Alabaster II/Tutwiler II	420		5%	97.9%	2,000	(173)

	1,358				19,033	5,192
Total Commercial	21,648	(6)			412,956	21,809

Other Unconsolidated Investments					79	1,820

Total Investments in Unconsolidated Subsidiaries					$471,107	$36,446

Notes:

LU =	Properties in lease up.

(1)	The Regents Park Joint Venture (Phase II) consists of undeveloped land.

(2)	As of June 30, 2009, this joint venture included 17 properties located in Ft. Lauderdale, Jacksonville and Orlando, Florida; Atlanta, Georgia; Charlotte, North Carolina; Memphis, Tennessee and Houston, Texas.

(3)	As of June 30, 2009, this joint venture included 16 office properties and 2 retail properties located in Birmingham, Alabama; Orlando and Tampa, Florida; tlanta, Georgia; Charlotte, North Carolina and Austin, Texas. Equity investment includes the value of the Company’s investment of approximately $20.0 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $33.4 million, which is being amortized over the life of the properties.

(4)	As of June 30, 2009, this joint venture included 11 retail properties located in Birmingham, Alabama; Jacksonville, Orlando, Punta Gorda and Tampa, Florida; Athens, Georgia and Houston, Texas. Equity investment includes the value of the Company’s investment of approximately $8.1 million, offset by the excess basis difference on the June 2007 joint venture transaction of approximately $16.4 million, which is being amortized over the life of the properties.

(5)	Equity investment includes the Company’s investment of approximately $3.2 million, offset by the excess basis difference on the transaction of approximately $7.4 million, which is being amortized over the life of the properties.

(6)	Retail square footage includes anchor-owned square footage.

2Q09	-32-	NYSE: CLP

COLONIAL PROPERTIES TRUST
Glossary of Terms

AVERAGE RENT PER SQUARE FOOT (UNIT):	Base rental revenue charged to tenants divided by occupied square feet for retail and office properties. Average of monthly rent charged for occupied and rent asked for unoccupied units at month end for multifamily properties. Rental revenue used is on an annual basis for retail and office properties and on a monthly basis for multifamily properties.

CAPITALIZED LEASING COMMISSIONS:	Commissions paid for obtaining a lease which have been capitalized and are to be amortized over the lease term.

CONCESSIONS:	Relief or reduction of rent charges for a specified period, negotiated as a part of entering into a lease agreement.

DIVIDEND PER SHARE:	The dividends/distributions paid to each shareholder of Colonial Properties Trust and to each partner of Colonial Realty Limited Partnership as of a specific date.

EBITDA:	Earnings before interest, taxes, depreciation and amortization excluding the effects of gains (losses) from sales of property.

FFO PER SHARE:	FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

FUNDS FROM OPERATIONS (FFO):	Calculated per the NAREIT White Paper. Net income (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring and sales of property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.

LEASING EXECUTION:	Information related to lease agreements entered into during the period including square footage leased, rental dollars (specifically defined below), concessions, tenant improvements, and capitalized leasing commissions.

OCCUPANCY RATE:	Total square feet (units) rented divided by net rentable square feet (units) on the date indicated.

OPERATING EXPENSES:	Total operating expenses (as reported by the Company to the SEC in its periodic filings) less depreciation and amortization. This amount does not include other income and expenses such as interest and gains or losses on sales of assets.

OPERATING FUNDS FROM OPERATIONS (FFO):	Funds from Operations excluding gains on the sale of land and development properties and gains on the repurchase of bonds and preferred shares.

OPERATING FFO PER SHARE:	Operating FFO divided by the weighted average shares outstanding during the period, assuming the conversion of minority interest limited partnership units in Colonial Realty Limited Partnership into the Company’s Common Shares.

PERCENT GROWTH:	Percentage increase of an item when compared to the same item from the same quarter in the prior-year.

PROPERTY OR DIVISIONAL NET OPERATING INCOME:	Property revenues less property operating expenses.

RENTAL DOLLARS (LEASING EXECUTION):	Total annual revenues to be earned the first year from renewed or re-leased space.

SAME PROPERTY:	Properties owned in the current year which were also owned for the 12 calendar months of the prior year; same-property may be restated during the year to account for any disposition activity.

STOCK PRICE PER SHARE:	The closing price reported by the New York Stock Exchange on the date indicated.

TENANT IMPROVEMENTS (TI):	A capital expense used to improve the physical space occupied by a new or new (re-leasing) tenant. Tenant improvements are amortized over the term of the lease or the life of the asset, whichever is longer.

TOTAL MARKET CAPITALIZATION:	The sum of total notes and mortgages payable plus the total market value of all shares and units outstanding at the market price per share on the date indicated.

2Q09	-33-	NYSE: CLP